UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-03479
                                                     ---------

                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                     --------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------

Date of fiscal year end: 5/31
                         ----

Date of reporting period: 05/31/09
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.


MAY 31, 2009

ANNUAL REPORT AND SHAREHOLDER LETTER

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                                   (GRAPHIC)

                                                                 TAX-FREE INCOME

                                    FRANKLIN
                         NEW YORK TAX-FREE INCOME FUND

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                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Franklin New York Tax-Free Income Fund ...................................     5
Performance Summary ......................................................    11
Your Fund's Expenses .....................................................    16
Financial Highlights and Statement of Investments ........................    18
Financial Statements .....................................................    35
Notes to Financial Statements ............................................    39
Report of Independent Registered Public Accounting Firm ..................    47
Tax Designation ..........................................................    48
Board Members and Officers ...............................................    49
Shareholder Information ..................................................    54

Shareholder Letter

Dear Shareholder:

The 12-month period ended May 31, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, credit markets froze and housing prices plummeted. Most stocks and bonds suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility before and remain committed to our long-term perspective and disciplined investment philosophy.

With the economy officially in recession since December 2007, economic growth contracted during the 12-month reporting period. The national housing market continued its severe correction with drops in housing starts and prices. The Conference Board's Consumer Confidence Index dropped to the lowest level since it began in 1967. The unemployment rate rose from 5.5% to 9.4% over the 12-month period.(1)

The freezing of credit and financial markets in the U.S. and the rest of the world was the dominant story. Despite various attempts by the Federal Reserve Board (Fed) and the Treasury Department to inject liquidity into the system and "rescue" such companies as Bear Stearns, Fannie Mae, Freddie Mac, Merrill Lynch and American International Group, fears and concerns

(1.) Source: Bureau of Labor Statistics.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
about the health of our major financial institutions created a crisis on Wall Street that we have not seen since the 1930s. These fears intensified when Lehman Brothers filed for bankruptcy in September 2008. In early October the Senate and House approved a troubled asset relief plan, or TARP, providing aid for financial institutions. As the crisis of confidence and credit freeze spread around the world, many other countries and central banks took measures to promote liquidity and help financial institutions within their own borders. Largely in reaction to financial market upheaval, the 10-year U.S. Treasury yield experienced considerable volatility and declined from 4.06% to 3.47% over the period.

On February 17, 2009, President Obama signed into law a $787 billion stimulus plan known as the American Recovery and Reinvestment Act of 2009, which is expected by many to cushion the effects of the ongoing recession for taxpayers, consumers, businesses, and state and local governments. At most, others expect the Act will end the recession and promote renewed growth.

In response to these economic conditions, the Federal Open Market Committee lowered the federal funds target rate from 2.00% at the beginning of the period to a range of 0% to 0.25% by period-end. The Fed's current challenge is to soften the effects of the economic recession, reduce deflation risks and maintain a healthy financial system to restart lending throughout the economy. At period-end, the Fed did not regard inflation as an immediate threat. Rather, it was DEFLATION, or the threat of it, that began to concern an increasing number of economists. The Fed and the U.S. Treasury continued to take steps they thought were necessary to preserve the integrity of U.S. and global financial markets. In March 2009, they announced measures intended to facilitate lending by banks and further ease credit markets. These included the Fed's decision to purchase $300 billion in Treasury bonds in the open markets and Treasury Secretary Geithner's proposal for a partnership between the government and private investors to purchase and manage "toxic assets" from U.S. banks.


                        2 | Not part of the annual report

Almost every major market experienced unusually volatile performance during the reporting period. The municipal bond market, as measured by the Barclays Capital
(BC) Municipal Bond Index, lost value in the second half of 2008 but has rebounded so far in 2009. The index returned +3.57% for the 12-month review period.(2) Long-term municipal bonds, which generally make up a significant portion of our portfolios, had a -2.50% return for the same period.(3)

We believe it is especially important during difficult times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed annual report for Franklin New York Tax-Free Income Fund, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(3.) Source: (C) 2009 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                        Not part of the annual report | 3

Please check our website at FRANKLINTEMPLETON.COM for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin New York Tax-Free Income Fund


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MAY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        4 | Not part of the annual report

Annual Report

Franklin New York Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal and New York state personal income taxes and at least 65% of its total assets in securities that pay interest free from New York City personal income taxes.(1)

CREDIT QUALITY BREAKDOWN*

Based on Total Long-Term Investments as of 5/31/09**

                                   (PIE CHART)

AAA ...............   39.4%
AA ................   40.4%
A .................   12.8%
BBB ...............    2.3%
Not Rated by S&P ..    5.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.1%      0.8%
AA or Aa                   2.0%       --
A                          1.3%      0.1%
BBB or Baa                 0.3%      0.3%
Below Investment Grade     0.1%      0.1%
                           ---       ---
TOTAL                      3.8%      1.3%

This annual report for Franklin New York Tax-Free Income Fund covers the fiscal year ended May 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                Annual Report | 5

DIVIDEND DISTRIBUTIONS(2)

                                  DIVIDEND PER SHARE
                 ----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----            ----------   ----------   ----------   -------------
June 2008        4.22 cents   3.69 cents   3.71 cents     4.30 cents
July 2008        4.22 cents   3.69 cents   3.71 cents     4.30 cents
August 2008      4.22 cents   3.69 cents   3.71 cents     4.30 cents
September 2008   4.22 cents   3.68 cents   3.69 cents     4.31 cents
October 2008     4.22 cents   3.68 cents   3.69 cents     4.31 cents
November 2008    4.22 cents   3.68 cents   3.69 cents     4.31 cents
December 2008    4.22 cents   3.70 cents   3.71 cents     4.29 cents
January 2009     4.22 cents   3.70 cents   3.71 cents     4.29 cents
February 2009    4.22 cents   3.70 cents   3.71 cents     4.29 cents
March 2009       4.22 cents   3.70 cents   3.71 cents     4.30 cents
April 2009       4.22 cents   3.70 cents   3.71 cents     4.30 cents
May 2009         4.22 cents   3.70 cents   3.71 cents     4.30 cents

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.61 on May 31, 2008, to $11.34 on May 31, 2009. The Fund's Class A shares paid dividends totaling 50.64 cents per share for the reporting period.(2) The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.28% based on an annualization of May's 4.22 cent per share dividend and the maximum offering price of $11.84 on May 31, 2009. An investor in the 2009 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 7.07% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

New York's broad-based, mature and wealthy economy attracts an educated, global workforce. However, its highly cyclical economy depends largely on the New York City-based financial services industry. Thus, the national economic slowdown and financial industry turmoil negatively impacted the state's economy. The state's housing and commercial real estate markets weakened as construction and housing prices dropped. Vacancy rates in New York City started to rise due to a rapidly deteriorating labor market. The state projected

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               6 | Annual Report
job losses of at least 180,000, of which 60,000 were expected in the financial services sector.(3) Additional projections indicated that declining company profits and employment could lead to financial sector bonuses falling more than 50% in first quarter 2009 compared with first quarter 2008.(3) New York's overall unemployment rate increased from 5.2% in May 2008 to 8.2% in May 2009.(4)

The state's economic and employment slowdown significantly affected revenues and expenditures. As the economy weakened, it became evident that revenues would not meet targets. On March 29, 2009, the governor announced an enacted budget for fiscal year 2010. The budget agreement closed a multi-year $20.1 billion budget gap -- the largest in New York's history -- and reduced the state's multi-year deficit by more than 70% from approximately $85 billion to $24 billion.(5) It also included a record $6.5 billion in recurring spending reductions.(5) Key priorities and proposed reforms included overhauling the state's Rockefeller Drug Law, Medicaid reimbursement system and Empire Zone program, and closing underutilized state facilities such as prisons and youth centers.

Over the past several years, New York's outstanding tax-supported debt has increased. The state ranked fifth in the nation in terms of net tax-supported debt per capita and as a percent of personal income.(6) The recent debt increase reflected capital financing for transportation and other sectors. Independent credit rating agency Moody's Investors Service assigned New York's general obligation bonds a rating of Aa3 with a stable outlook.(7) Although the state's economy and tax revenues trended downward, Moody's believed that receipt of federal stimulus aid could prevent severely constrained liquidity or reliance on capital markets to fund operations.

MUNICIPAL BOND MARKET OVERVIEW

The year ended May 31, 2009, was highly unusual for the municipal bond market. Municipal bonds provide investors with tax-free income and historically have been a relatively stable, low-volatility investment. Municipal bond funds have also provided portfolio diversification, helping offset the volatility of higher risk asset classes, such as equities and many other fixed income securities. For the 12-month period ended May 31, 2009, the Barclays Capital (BC)

(3.) Source: www.budget.state.ny.us, "2009-2010 Executive Budget Economic and
     Revenue Outlook," March 2009.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: www.budget.state.ny.us, "Division of the Budget Releases Enacted
     Budget Financial Plan," 4/28/09.

(6.) Source: Moody's Investors Service, "New Issue: New York (State of),"
     3/4/09.

(7.) This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN
5/31/09

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                22.4%
Transportation                             20.0%
Subject to Government Appropriations       15.2%
Utilities                                   9.8%
Tax-Supported                               9.7%
Higher Education                            6.9%
General Obligation                          6.3%
Other Revenue                               3.7%
Hospital & Health Care                      2.9%
Corporate-Backed                            1.7%
Housing                                     1.4%

*    Does not include short-term investments and other net assets.


                                Annual Report | 7

Municipal Bond Index had a +3.57% total return compared with the +7.53% return of the BC U.S. Treasury Index.(8) However, the year under review, in our opinion, could not be described as stable or low volatility for the municipal bond market.

The municipal bond market faced problems relating to credit rating downgrades for the four major municipal insurers, AMBAC, MBIA, FGIC and FSA. These companies had been insuring nearly half of new-issue municipal bonds and had maintained AAA ratings for many years. Although we believe historically they had been very good risk managers, during 2008 these insurers were downgraded below AAA. Although investment-grade municipal bonds had a historical default rate of less than 1%, the downgrades shocked the market.(9) Forced selling by many hedge funds that had built up large municipal bond positions resulted in a significant supply/demand imbalance, and the value of insured bonds plummeted. Historically, insured bonds traded at higher prices than uninsured bonds; however, the value of insurance eroded considerably. At the same time, the auction rate securities market collapsed. Although traditional, non-leveraged mutual funds, retail buyers and property-and-casualty companies continued to support the market, the selling was overwhelming and helped cause some of the municipal bond market's worst performance in its history.

The municipal bond market stabilized through the spring and summer of 2008. Unfortunately, during this time the credit crisis started to spread across the globe and almost no market was spared. Market psychology turned bearish as the credit crunch took hold. Access to credit was effectively shut down for close to a month, which spurred the Treasury and Federal Reserve Board to devise plans to ease the credit crisis.

September and October brought trends similar to those early in the period. The municipal bond market had even fewer buyers, mostly plain vanilla mutual funds and individual investors. Once again, selling by hedge funds and leveraged investors meeting redemptions was overwhelming and contributed to steep price declines. The leveraged participants had used a strategy focused on long-maturity bonds, and as they sold these positions, the long end of the yield curve was most adversely affected. Interest rates continued to climb higher toward the end of 2008 as demand waned.

(8.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(9.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.


                                8 | Annual Report

So far, 2009 appeared more positive. The forced selling by hedge funds and leveraged funds subsided, and positive cash flows once again characterized the market. Also helping the municipal bond market were large bond coupon payments at the beginning of 2009, a small new-issue calendar, and news that municipal issuers will benefit from the federal government's stimulus package. For example, the stimulus package allowed municipal issuers to issue bonds in the taxable bond market through the Build America Bond program. The program provided issuers with a federal government subsidy that lowered their net borrowing costs. As a result, many municipal issuers chose to issue taxable Build America Bonds instead of traditional tax-exempt bonds, decreasing the amount of new-issue supply and putting downward pressure on tax-exempt yields.

During the reporting period, we had the opportunity to purchase bonds at higher yields than were available in many years, which supported our Fund's dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. On May 31, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, our portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 20 to 30 years in maturity with good call features. We took advantage of strong retail demand for highly rated essential service bonds, and sold some AA- and AAA-rated securities that were purchased in a lower municipal bond interest rate environment. We also sold some of the Fund's highly liquid prerefunded bonds at a premium as institutional investors


                               Annual Report | 9
provided liquidity for municipal bonds escrowed in government securities. We used the proceeds to purchase bonds that we believed were trading at very attractive relative values in the current, higher interest rate environment.

In line with our relative value investment strategy, and to further reduce volatility, we avoided derivative securities and other exotic investment vehicles designed to leverage the portfolio. During the period, the Fund had no exposure to inverse floaters or any other form of leverage. Also, as the alternative minimum tax (AMT) affects more individuals each year, we held no bonds subject to AMT to prevent a taxable situation for individuals subject to AMT.

We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income. Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               10 | Annual Report

Performance Summary as of 5/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FNYTX)                    CHANGE   5/31/09   5/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.27    $11.34    $11.61
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.5064
Long-Term Capital Gain           $0.0506
   TOTAL                         $0.5570

CLASS B (SYMBOL: FTFBX)                    CHANGE   5/31/09   5/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.26    $11.32    $11.58
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.4431
Long-Term Capital Gain           $0.0506
   TOTAL                         $0.4937

CLASS C (SYMBOL: FNYIX)                    CHANGE   5/31/09   5/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.27    $11.33    $11.60
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.4446
Long-Term Capital Gain           $0.0506
   TOTAL                         $0.4952

ADVISOR CLASS (SYMBOL: FNYAX)              CHANGE   5/31/09   5/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$0.26    $11.35    $11.61
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.5160
Long-Term Capital Gain           $0.0506
   TOTAL                         $0.5666


                               Annual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   5-YEAR   10-YEAR
-------                                         ------   ------   -------
Cumulative Total Return(1)                      +2.72%   +22.47%  +55.48%
Average Annual Total Return(2)                  -1.68%    +3.23%   +4.06%
Avg. Ann. Total Return (6/30/09)(3)             -1.31%    +3.12%   +4.15%
   Distribution Rate(4)                 4.28%
   Taxable Equivalent Distribution
      Rate(5)                           7.07%
   30-Day Standardized Yield(6)         3.33%
   Taxable Equivalent Yield(5)          5.50%
   Total Annual Operating Expenses(7)   0.60%

CLASS B                                         1-YEAR   5-YEAR   10-YEAR
-------                                         ------   ------   -------
Cumulative Total Return(1)                      +2.23%   +19.23%  +48.79%
Average Annual Total Return(2)                  -1.68%    +3.24%   +4.05%
Avg. Ann. Total Return (6/30/09)(3)             -1.34%    +3.11%   +4.15%
   Distribution Rate(4)                 3.92%
   Taxable Equivalent Distribution
      Rate(5)                           6.47%
   30-Day Standardized Yield(6)         2.90%
   Taxable Equivalent Yield(5)          4.79%
   Total Annual Operating Expenses(7)   1.16%

CLASS C                                         1-YEAR   5-YEAR   10-YEAR
-------                                         ------   ------   -------
Cumulative Total Return(1)                      +2.15%   +19.12%  +46.93%
Average Annual Total Return(2)                  +1.17%    +3.56%   +3.92%
Avg. Ann. Total Return (6/30/09)(3)             +1.52%    +3.45%   +4.02%
   Distribution Rate(4)                 3.93%
   Taxable Equivalent Distribution
      Rate(5)                           6.49%
   30-Day Standardized Yield(6)         2.90%
   Taxable Equivalent Yield(5)          4.79%
   Total Annual Operating Expenses(7)   1.16%

ADVISOR CLASS(8)                                1-YEAR   5-YEAR   10-YEAR
----------------                                ------   ------   -------
Cumulative Total Return(1)                      +2.90%   +23.11%  +56.64%
Average Annual Total Return(2)                  +2.90%    +4.25%   +4.59%
Avg. Ann. Total Return (6/30/09)(3)             +3.25%    +4.11%   +4.69%
   Distribution Rate(4)                 4.55%
   Taxable Equivalent Distribution
      Rate(5)                           7.51%
   30-Day Standardized Yield(6)         3.57%
   Taxable Equivalent Yield(5)          5.90%
   Total Annual Operating Expenses(7)   0.51%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/1/99-5/31/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN
              NEW YORK
              TAX-FREE          BARCLAYS
             INCOME FUND   CAPITAL MUNICIPAL
   DATE       - CLASS A        BOND INDEX        CPI
----------   -----------   -----------------   -------
  6/1/1999     $ 9,574          $10,000        $10,000
 6/30/1999     $ 9,455          $ 9,856        $10,000
 7/31/1999     $ 9,481          $ 9,892        $10,030
 8/31/1999     $ 9,377          $ 9,813        $10,054
 9/30/1999     $ 9,371          $ 9,817        $10,102
10/31/1999     $ 9,250          $ 9,710        $10,120
11/30/1999     $ 9,343          $ 9,814        $10,126
12/31/1999     $ 9,267          $ 9,741        $10,126
 1/31/2000     $ 9,227          $ 9,698        $10,156
 2/29/2000     $ 9,339          $ 9,811        $10,217
 3/31/2000     $ 9,544          $10,025        $10,301
 4/30/2000     $ 9,487          $ 9,966        $10,307
 5/31/2000     $ 9,455          $ 9,914        $10,319
 6/30/2000     $ 9,672          $10,177        $10,373
 7/31/2000     $ 9,777          $10,319        $10,397
 8/31/2000     $ 9,909          $10,478        $10,397
 9/30/2000     $ 9,877          $10,423        $10,451
10/31/2000     $ 9,958          $10,537        $10,469
11/30/2000     $10,039          $10,617        $10,475
12/31/2000     $10,262          $10,879        $10,469
 1/31/2001     $10,326          $10,986        $10,535
 2/28/2001     $10,381          $11,021        $10,578
 3/31/2001     $10,471          $11,120        $10,602
 4/30/2001     $10,410          $11,000        $10,644
 5/31/2001     $10,492          $11,118        $10,692
 6/30/2001     $10,565          $11,193        $10,710
 7/31/2001     $10,702          $11,358        $10,680
 8/31/2001     $10,840          $11,545        $10,680
 9/30/2001     $10,776          $11,507        $10,728
10/31/2001     $10,879          $11,644        $10,692
11/30/2001     $10,823          $11,546        $10,674
12/31/2001     $10,739          $11,436        $10,632
 1/31/2002     $10,897          $11,635        $10,656
 2/28/2002     $11,009          $11,775        $10,698
 3/31/2002     $10,848          $11,544        $10,758
 4/30/2002     $10,989          $11,770        $10,818
 5/31/2002     $11,074          $11,841        $10,818
 6/30/2002     $11,168          $11,967        $10,824
 7/31/2002     $11,301          $12,120        $10,836
 8/31/2002     $11,434          $12,266        $10,872
 9/30/2002     $11,684          $12,535        $10,890
10/31/2002     $11,517          $12,327        $10,909
11/30/2002     $11,475          $12,276        $10,909
12/31/2002     $11,717          $12,535        $10,884
 1/31/2003     $11,685          $12,503        $10,933
 2/28/2003     $11,820          $12,678        $11,017
 3/31/2003     $11,836          $12,685        $11,083
 4/30/2003     $11,932          $12,769        $11,059
 5/31/2003     $12,188          $13,068        $11,041
 6/30/2003     $12,144          $13,013        $11,053
 7/31/2003     $11,728          $12,557        $11,065
 8/31/2003     $11,815          $12,651        $11,107
 9/30/2003     $12,105          $13,023        $11,143
10/31/2003     $12,081          $12,957        $11,131
11/30/2003     $12,199          $13,092        $11,101
12/31/2003     $12,287          $13,201        $11,089
 1/31/2004     $12,364          $13,276        $11,143
 2/29/2004     $12,534          $13,476        $11,203
 3/31/2004     $12,498          $13,429        $11,276
 4/30/2004     $12,212          $13,111        $11,312
 5/31/2004     $12,154          $13,063        $11,378
 6/30/2004     $12,181          $13,111        $11,414
 7/31/2004     $12,333          $13,284        $11,396
 8/31/2004     $12,539          $13,550        $11,402
 9/30/2004     $12,629          $13,622        $11,426
10/31/2004     $12,741          $13,739        $11,486
11/30/2004     $12,640          $13,625        $11,492
12/31/2004     $12,806          $13,792        $11,450
 1/31/2005     $12,929          $13,921        $11,474
 2/28/2005     $12,912          $13,874        $11,540
 3/31/2005     $12,863          $13,787        $11,631
 4/30/2005     $13,030          $14,004        $11,709
 5/31/2005     $13,122          $14,103        $11,697
 6/30/2005     $13,213          $14,191        $11,703
 7/31/2005     $13,162          $14,127        $11,757
 8/31/2005     $13,287          $14,269        $11,817
 9/30/2005     $13,202          $14,173        $11,961
10/31/2005     $13,140          $14,087        $11,986
11/30/2005     $13,188          $14,155        $11,889
12/31/2005     $13,292          $14,277        $11,841
 1/31/2006     $13,318          $14,315        $11,931
 2/28/2006     $13,412          $14,411        $11,955
 3/31/2006     $13,336          $14,312        $12,022
 4/30/2006     $13,339          $14,307        $12,124
 5/31/2006     $13,377          $14,371        $12,184
 6/30/2006     $13,334          $14,316        $12,208
 7/31/2006     $13,464          $14,487        $12,244
 8/31/2006     $13,629          $14,702        $12,268
 9/30/2006     $13,702          $14,804        $12,208
10/31/2006     $13,787          $14,897        $12,142
11/30/2006     $13,896          $15,021        $12,124
12/31/2006     $13,858          $14,968        $12,142
 1/31/2007     $13,838          $14,930        $12,179
 2/28/2007     $13,983          $15,126        $12,244
 3/31/2007     $13,951          $15,089        $12,356
 4/30/2007     $13,989          $15,134        $12,436
 5/31/2007     $13,945          $15,067        $12,512
 6/30/2007     $13,899          $14,989        $12,536
 7/31/2007     $13,998          $15,105        $12,533
 8/31/2007     $13,941          $15,040        $12,510
 9/30/2007     $14,113          $15,262        $12,545
10/31/2007     $14,176          $15,330        $12,571
11/30/2007     $14,240          $15,428        $12,646
12/31/2007     $14,290          $15,471        $12,638
 1/31/2008     $14,403          $15,666        $12,700
 2/29/2008     $13,863          $14,949        $12,737
 3/31/2008     $14,225          $15,376        $12,848
 4/30/2008     $14,402          $15,556        $12,926
 5/31/2008     $14,492          $15,650        $13,034
 6/30/2008     $14,394          $15,473        $13,166
 7/31/2008     $14,447          $15,532        $13,235
 8/31/2008     $14,538          $15,714        $13,182
 9/30/2008     $13,781          $14,977        $13,164
10/31/2008     $13,746          $14,824        $13,031
11/30/2008     $13,544          $14,871        $12,781
12/31/2008     $13,831          $15,088        $12,649
 1/31/2009     $14,209          $15,640        $12,704
 2/28/2009     $14,458          $15,722        $12,767
 3/31/2009     $14,422          $15,725        $12,798
 4/30/2009     $14,765          $16,039        $12,830
 5/31/2009     $14,885          $16,209        $12,867

AVERAGE ANNUAL TOTAL RETURN

CLASS A   5/31/09
-------   -------
1-Year     -1.68%
5-Year     +3.23%
10-Year    +4.06%

CLASS B (6/1/99-5/31/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN
              NEW YORK
              TAX-FREE          BARCLAYS
             INCOME FUND   CAPITAL MUNICIPAL
   DATE       - CLASS B        BOND INDEX        CPI
----------   -----------   -----------------   -------
  6/1/1999     $10,000          $10,000        $10,000
 6/30/1999     $ 9,871          $ 9,856        $10,000
 7/31/1999     $ 9,894          $ 9,892        $10,030
 8/31/1999     $ 9,781          $ 9,813        $10,054
 9/30/1999     $ 9,769          $ 9,817        $10,102
10/31/1999     $ 9,638          $ 9,710        $10,120
11/30/1999     $ 9,730          $ 9,814        $10,126
12/31/1999     $ 9,647          $ 9,741        $10,126
 1/31/2000     $ 9,610          $ 9,698        $10,156
 2/29/2000     $ 9,721          $ 9,811        $10,217
 3/31/2000     $ 9,922          $10,025        $10,301
 4/30/2000     $ 9,866          $ 9,966        $10,307
 5/31/2000     $ 9,820          $ 9,914        $10,319
 6/30/2000     $10,040          $10,177        $10,373
 7/31/2000     $10,154          $10,319        $10,397
 8/31/2000     $10,287          $10,478        $10,397
 9/30/2000     $10,239          $10,423        $10,451
10/31/2000     $10,328          $10,537        $10,469
11/30/2000     $10,398          $10,617        $10,475
12/31/2000     $10,624          $10,879        $10,469
 1/31/2001     $10,686          $10,986        $10,535
 2/28/2001     $10,738          $11,021        $10,578
 3/31/2001     $10,827          $11,120        $10,602
 4/30/2001     $10,758          $11,000        $10,644
 5/31/2001     $10,847          $11,118        $10,692
 6/30/2001     $10,909          $11,193        $10,710
 7/31/2001     $11,046          $11,358        $10,680
 8/31/2001     $11,184          $11,545        $10,680
 9/30/2001     $11,113          $11,507        $10,728
10/31/2001     $11,213          $11,644        $10,692
11/30/2001     $11,150          $11,546        $10,674
12/31/2001     $11,058          $11,436        $10,632
 1/31/2002     $11,216          $11,635        $10,656
 2/28/2002     $11,326          $11,775        $10,698
 3/31/2002     $11,155          $11,544        $10,758
 4/30/2002     $11,295          $11,770        $10,818
 5/31/2002     $11,377          $11,841        $10,818
 6/30/2002     $11,468          $11,967        $10,824
 7/31/2002     $11,599          $12,120        $10,836
 8/31/2002     $11,731          $12,266        $10,872
 9/30/2002     $11,982          $12,535        $10,890
10/31/2002     $11,806          $12,327        $10,909
11/30/2002     $11,757          $12,276        $10,909
12/31/2002     $11,999          $12,535        $10,884
 1/31/2003     $11,961          $12,503        $10,933
 2/28/2003     $12,094          $12,678        $11,017
 3/31/2003     $12,105          $12,685        $11,083
 4/30/2003     $12,197          $12,769        $11,059
 5/31/2003     $12,453          $13,068        $11,041
 6/30/2003     $12,403          $13,013        $11,053
 7/31/2003     $11,973          $12,557        $11,065
 8/31/2003     $12,056          $12,651        $11,107
 9/30/2003     $12,346          $13,023        $11,143
10/31/2003     $12,316          $12,957        $11,131
11/30/2003     $12,431          $13,092        $11,101
12/31/2003     $12,514          $13,201        $11,089
 1/31/2004     $12,587          $13,276        $11,143
 2/29/2004     $12,745          $13,476        $11,203
 3/31/2004     $12,702          $13,429        $11,276
 4/30/2004     $12,415          $13,111        $11,312
 5/31/2004     $12,340          $13,063        $11,378
 6/30/2004     $12,372          $13,111        $11,414
 7/31/2004     $12,511          $13,284        $11,396
 8/31/2004     $12,725          $13,550        $11,402
 9/30/2004     $12,800          $13,622        $11,426
10/31/2004     $12,908          $13,739        $11,486
11/30/2004     $12,799          $13,625        $11,492
12/31/2004     $12,961          $13,792        $11,450
 1/31/2005     $13,091          $13,921        $11,474
 2/28/2005     $13,057          $13,874        $11,540
 3/31/2005     $13,001          $13,787        $11,631
 4/30/2005     $13,175          $14,004        $11,709
 5/31/2005     $13,261          $14,103        $11,697
 6/30/2005     $13,348          $14,191        $11,703
 7/31/2005     $13,279          $14,127        $11,757
 8/31/2005     $13,400          $14,269        $11,817
 9/30/2005     $13,319          $14,173        $11,961
10/31/2005     $13,249          $14,087        $11,986
11/30/2005     $13,280          $14,155        $11,889
12/31/2005     $13,379          $14,277        $11,841
 1/31/2006     $13,399          $14,315        $11,931
 2/28/2006     $13,499          $14,411        $11,955
 3/31/2006     $13,416          $14,312        $12,022
 4/30/2006     $13,413          $14,307        $12,124
 5/31/2006     $13,445          $14,371        $12,184
 6/30/2006     $13,384          $14,316        $12,208
 7/31/2006     $13,520          $14,487        $12,244
 8/31/2006     $13,669          $14,702        $12,268
 9/30/2006     $13,747          $14,804        $12,208
10/31/2006     $13,814          $14,897        $12,142
11/30/2006     $13,917          $15,021        $12,124
12/31/2006     $13,873          $14,968        $12,142
 1/31/2007     $13,846          $14,930        $12,179
 2/28/2007     $13,985          $15,126        $12,244
 3/31/2007     $13,958          $15,089        $12,356
 4/30/2007     $13,978          $15,134        $12,436
 5/31/2007     $13,939          $15,067        $12,512
 6/30/2007     $13,894          $14,989        $12,536
 7/31/2007     $13,993          $15,105        $12,533
 8/31/2007     $13,936          $15,040        $12,510
 9/30/2007     $14,107          $15,262        $12,545
10/31/2007     $14,171          $15,330        $12,571
11/30/2007     $14,234          $15,428        $12,646
12/31/2007     $14,284          $15,471        $12,638
 1/31/2008     $14,397          $15,666        $12,700
 2/29/2008     $13,857          $14,949        $12,737
 3/31/2008     $14,219          $15,376        $12,848
 4/30/2008     $14,395          $15,556        $12,926
 5/31/2008     $14,486          $15,650        $13,034
 6/30/2008     $14,389          $15,473        $13,166
 7/31/2008     $14,442          $15,532        $13,235
 8/31/2008     $14,533          $15,714        $13,182
 9/30/2008     $13,776          $14,977        $13,164
10/31/2008     $13,740          $14,824        $13,031
11/30/2008     $13,538          $14,871        $12,781
12/31/2008     $13,825          $15,088        $12,649
 1/31/2009     $14,202          $15,640        $12,704
 2/28/2009     $14,451          $15,722        $12,767
 3/31/2009     $14,415          $15,725        $12,798
 4/30/2009     $14,758          $16,039        $12,830
 5/31/2009     $14,879          $16,209        $12,867

AVERAGE ANNUAL TOTAL RETURN

CLASS B   5/31/09
-------   -------
1-Year     -1.68%
5-Year     +3.24%
10-Year    +4.05%


                               Annual Report | 13

CLASS C (6/1/99-5/31/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN
              NEW YORK
              TAX-FREE          BARCLAYS
             INCOME FUND   CAPITAL MUNICIPAL
   DATE       - CLASS C        BOND INDEX        CPI
----------   -----------   -----------------   -------
  6/1/1999     $10,000          $10,000        $10,000
 6/30/1999     $ 9,871          $ 9,856        $10,000
 7/31/1999     $ 9,894          $ 9,892        $10,030
 8/31/1999     $ 9,781          $ 9,813        $10,054
 9/30/1999     $ 9,770          $ 9,817        $10,102
10/31/1999     $ 9,639          $ 9,710        $10,120
11/30/1999     $ 9,731          $ 9,814        $10,126
12/31/1999     $ 9,648          $ 9,741        $10,126
 1/31/2000     $ 9,602          $ 9,698        $10,156
 2/29/2000     $ 9,713          $ 9,811        $10,217
 3/31/2000     $ 9,922          $10,025        $10,301
 4/30/2000     $ 9,858          $ 9,966        $10,307
 5/31/2000     $ 9,820          $ 9,914        $10,319
 6/30/2000     $10,040          $10,177        $10,373
 7/31/2000     $10,145          $10,319        $10,397
 8/31/2000     $10,277          $10,478        $10,397
 9/30/2000     $10,229          $10,423        $10,451
10/31/2000     $10,318          $10,537        $10,469
11/30/2000     $10,388          $10,617        $10,475
12/31/2000     $10,613          $10,879        $10,469
 1/31/2001     $10,684          $10,986        $10,535
 2/28/2001     $10,727          $11,021        $10,578
 3/31/2001     $10,815          $11,120        $10,602
 4/30/2001     $10,755          $11,000        $10,644
 5/31/2001     $10,835          $11,118        $10,692
 6/30/2001     $10,897          $11,193        $10,710
 7/31/2001     $11,033          $11,358        $10,680
 8/31/2001     $11,180          $11,545        $10,680
 9/30/2001     $11,100          $11,507        $10,728
10/31/2001     $11,209          $11,644        $10,692
11/30/2001     $11,147          $11,546        $10,674
12/31/2001     $11,055          $11,436        $10,632
 1/31/2002     $11,212          $11,635        $10,656
 2/28/2002     $11,312          $11,775        $10,698
 3/31/2002     $11,151          $11,544        $10,758
 4/30/2002     $11,291          $11,770        $10,818
 5/31/2002     $11,363          $11,841        $10,818
 6/30/2002     $11,464          $11,967        $10,824
 7/31/2002     $11,585          $12,120        $10,836
 8/31/2002     $11,726          $12,266        $10,872
 9/30/2002     $11,977          $12,535        $10,890
10/31/2002     $11,801          $12,327        $10,909
11/30/2002     $11,753          $12,276        $10,909
12/31/2002     $11,985          $12,535        $10,884
 1/31/2003     $11,956          $12,503        $10,933
 2/28/2003     $12,079          $12,678        $11,017
 3/31/2003     $12,100          $12,685        $11,083
 4/30/2003     $12,192          $12,769        $11,059
 5/31/2003     $12,447          $13,068        $11,041
 6/30/2003     $12,387          $13,013        $11,053
 7/31/2003     $11,967          $12,557        $11,065
 8/31/2003     $12,050          $12,651        $11,107
 9/30/2003     $12,330          $13,023        $11,143
10/31/2003     $12,310          $12,957        $11,131
11/30/2003     $12,414          $13,092        $11,101
12/31/2003     $12,507          $13,201        $11,089
 1/31/2004     $12,580          $13,276        $11,143
 2/29/2004     $12,737          $13,476        $11,203
 3/31/2004     $12,695          $13,429        $11,276
 4/30/2004     $12,409          $13,111        $11,312
 5/31/2004     $12,334          $13,063        $11,378
 6/30/2004     $12,355          $13,111        $11,414
 7/31/2004     $12,505          $13,284        $11,396
 8/31/2004     $12,708          $13,550        $11,402
 9/30/2004     $12,793          $13,622        $11,426
10/31/2004     $12,901          $13,739        $11,486
11/30/2004     $12,792          $13,625        $11,492
12/31/2004     $12,954          $13,792        $11,450
 1/31/2005     $13,072          $13,921        $11,474
 2/28/2005     $13,049          $13,874        $11,540
 3/31/2005     $12,992          $13,787        $11,631
 4/30/2005     $13,166          $14,004        $11,709
 5/31/2005     $13,241          $14,103        $11,697
 6/30/2005     $13,328          $14,191        $11,703
 7/31/2005     $13,270          $14,127        $11,757
 8/31/2005     $13,390          $14,269        $11,817
 9/30/2005     $13,310          $14,173        $11,961
10/31/2005     $13,240          $14,087        $11,986
11/30/2005     $13,271          $14,155        $11,889
12/31/2005     $13,370          $14,277        $11,841
 1/31/2006     $13,389          $14,315        $11,931
 2/28/2006     $13,477          $14,411        $11,955
 3/31/2006     $13,406          $14,312        $12,022
 4/30/2006     $13,403          $14,307        $12,124
 5/31/2006     $13,424          $14,371        $12,184
 6/30/2006     $13,375          $14,316        $12,208
 7/31/2006     $13,511          $14,487        $12,244
 8/31/2006     $13,659          $14,702        $12,268
 9/30/2006     $13,737          $14,804        $12,208
10/31/2006     $13,804          $14,897        $12,142
11/30/2006     $13,906          $15,021        $12,124
12/31/2006     $13,862          $14,968        $12,142
 1/31/2007     $13,836          $14,930        $12,179
 2/28/2007     $13,974          $15,126        $12,244
 3/31/2007     $13,935          $15,089        $12,356
 4/30/2007     $13,968          $15,134        $12,436
 5/31/2007     $13,928          $15,067        $12,512
 6/30/2007     $13,877          $14,989        $12,536
 7/31/2007     $13,957          $15,105        $12,533
 8/31/2007     $13,893          $15,040        $12,510
 9/30/2007     $14,059          $15,262        $12,545
10/31/2007     $14,115          $15,330        $12,571
11/30/2007     $14,173          $15,428        $12,646
12/31/2007     $14,216          $15,471        $12,638
 1/31/2008     $14,322          $15,666        $12,700
 2/29/2008     $13,778          $14,949        $12,737
 3/31/2008     $14,144          $15,376        $12,848
 4/30/2008     $14,300          $15,556        $12,926
 5/31/2008     $14,383          $15,650        $13,034
 6/30/2008     $14,280          $15,473        $13,166
 7/31/2008     $14,314          $15,532        $13,235
 8/31/2008     $14,410          $15,714        $13,182
 9/30/2008     $13,653          $14,977        $13,164
10/31/2008     $13,611          $14,824        $13,031
11/30/2008     $13,405          $14,871        $12,781
12/31/2008     $13,682          $15,088        $12,649
 1/31/2009     $14,050          $15,640        $12,704
 2/28/2009     $14,290          $15,722        $12,767
 3/31/2009     $14,247          $15,725        $12,798
 4/30/2009     $14,579          $16,039        $12,830
 5/31/2009     $14,693          $16,209        $12,867

AVERAGE ANNUAL TOTAL RETURN

CLASS C   5/31/09
-------   -------
1-Year     +1.17%
5-Year     +3.56%
10-Year    +3.92%

ADVISOR CLASS (6/1/99-5/31/09)(8)

                               (PERFORMANCE GRAPH)

                 FRANKLIN
                 NEW YORK
                 TAX-FREE           BARCLAYS
               INCOME FUND     CAPITAL MUNICIPAL
   DATE      - ADVISOR CLASS       BOND INDEX        CPI
----------   ---------------   -----------------   -------
  6/1/1999       $10,000            $10,000        $10,000
 6/30/1999       $ 9,876            $ 9,856        $10,000
 7/31/1999       $ 9,903            $ 9,892        $10,030
 8/31/1999       $ 9,795            $ 9,813        $10,054
 9/30/1999       $ 9,788            $ 9,817        $10,102
10/31/1999       $ 9,662            $ 9,710        $10,120
11/30/1999       $ 9,759            $ 9,814        $10,126
12/31/1999       $ 9,679            $ 9,741        $10,126
 1/31/2000       $ 9,638            $ 9,698        $10,156
 2/29/2000       $ 9,755            $ 9,811        $10,217
 3/31/2000       $ 9,969            $10,025        $10,301
 4/30/2000       $ 9,909            $ 9,966        $10,307
 5/31/2000       $ 9,876            $ 9,914        $10,319
 6/30/2000       $10,102            $10,177        $10,373
 7/31/2000       $10,212            $10,319        $10,397
 8/31/2000       $10,350            $10,478        $10,397
 9/30/2000       $10,316            $10,423        $10,451
10/31/2000       $10,401            $10,537        $10,469
11/30/2000       $10,486            $10,617        $10,475
12/31/2000       $10,718            $10,879        $10,469
 1/31/2001       $10,785            $10,986        $10,535
 2/28/2001       $10,843            $11,021        $10,578
 3/31/2001       $10,937            $11,120        $10,602
 4/30/2001       $10,873            $11,000        $10,644
 5/31/2001       $10,959            $11,118        $10,692
 6/30/2001       $11,035            $11,193        $10,710
 7/31/2001       $11,178            $11,358        $10,680
 8/31/2001       $11,322            $11,545        $10,680
 9/30/2001       $11,256            $11,507        $10,728
10/31/2001       $11,372            $11,644        $10,692
11/30/2001       $11,316            $11,546        $10,674
12/31/2001       $11,228            $11,436        $10,632
 1/31/2002       $11,394            $11,635        $10,656
 2/28/2002       $11,502            $11,775        $10,698
 3/31/2002       $11,344            $11,544        $10,758
 4/30/2002       $11,492            $11,770        $10,818
 5/31/2002       $11,572            $11,841        $10,818
 6/30/2002       $11,671            $11,967        $10,824
 7/31/2002       $11,811            $12,120        $10,836
 8/31/2002       $11,951            $12,266        $10,872
 9/30/2002       $12,213            $12,535        $10,890
10/31/2002       $12,050            $12,327        $10,909
11/30/2002       $12,007            $12,276        $10,909
12/31/2002       $12,250            $12,535        $10,884
 1/31/2003       $12,227            $12,503        $10,933
 2/28/2003       $12,359            $12,678        $11,017
 3/31/2003       $12,387            $12,685        $11,083
 4/30/2003       $12,489            $12,769        $11,059
 5/31/2003       $12,757            $13,068        $11,041
 6/30/2003       $12,702            $13,013        $11,053
 7/31/2003       $12,278            $12,557        $11,065
 8/31/2003       $12,370            $12,651        $11,107
 9/30/2003       $12,664            $13,023        $11,143
10/31/2003       $12,650            $12,957        $11,131
11/30/2003       $12,765            $13,092        $11,101
12/31/2003       $12,867            $13,201        $11,089
 1/31/2004       $12,949            $13,276        $11,143
 2/29/2004       $13,118            $13,476        $11,203
 3/31/2004       $13,081            $13,429        $11,276
 4/30/2004       $12,793            $13,111        $11,312
 5/31/2004       $12,723            $13,063        $11,378
 6/30/2004       $12,763            $13,111        $11,414
 7/31/2004       $12,912            $13,284        $11,396
 8/31/2004       $13,140            $13,550        $11,402
 9/30/2004       $13,224            $13,622        $11,426
10/31/2004       $13,342            $13,739        $11,486
11/30/2004       $13,237            $13,625        $11,492
12/31/2004       $13,412            $13,792        $11,450
 1/31/2005       $13,553            $13,921        $11,474
 2/28/2005       $13,525            $13,874        $11,540
 3/31/2005       $13,475            $13,787        $11,631
 4/30/2005       $13,662            $14,004        $11,709
 5/31/2005       $13,759            $14,103        $11,697
 6/30/2005       $13,856            $14,191        $11,703
 7/31/2005       $13,792            $14,127        $11,757
 8/31/2005       $13,924            $14,269        $11,817
 9/30/2005       $13,848            $14,173        $11,961
10/31/2005       $13,783            $14,087        $11,986
11/30/2005       $13,823            $14,155        $11,889
12/31/2005       $13,933            $14,277        $11,841
 1/31/2006       $13,961            $14,315        $11,931
 2/28/2006       $14,072            $14,411        $11,955
 3/31/2006       $13,994            $14,312        $12,022
 4/30/2006       $13,998            $14,307        $12,124
 5/31/2006       $14,039            $14,371        $12,184
 6/30/2006       $13,984            $14,316        $12,208
 7/31/2006       $14,133            $14,487        $12,244
 8/31/2006       $14,295            $14,702        $12,268
 9/30/2006       $14,385            $14,804        $12,208
10/31/2006       $14,462            $14,897        $12,142
11/30/2006       $14,589            $15,021        $12,124
12/31/2006       $14,539            $14,968        $12,142
 1/31/2007       $14,519            $14,930        $12,179
 2/28/2007       $14,684            $15,126        $12,244
 3/31/2007       $14,652            $15,089        $12,356
 4/30/2007       $14,693            $15,134        $12,436
 5/31/2007       $14,648            $15,067        $12,512
 6/30/2007       $14,601            $14,989        $12,536
 7/31/2007       $14,694            $15,105        $12,533
 8/31/2007       $14,634            $15,040        $12,510
 9/30/2007       $14,816            $15,262        $12,545
10/31/2007       $14,884            $15,330        $12,571
11/30/2007       $14,964            $15,428        $12,646
12/31/2007       $15,018            $15,471        $12,638
 1/31/2008       $15,138            $15,666        $12,700
 2/29/2008       $14,559            $14,949        $12,737
 3/31/2008       $14,953            $15,376        $12,848
 4/30/2008       $15,140            $15,556        $12,926
 5/31/2008       $15,223            $15,650        $13,034
 6/30/2008       $15,121            $15,473        $13,166
 7/31/2008       $15,178            $15,532        $13,235
 8/31/2008       $15,275            $15,714        $13,182
 9/30/2008       $14,494            $14,977        $13,164
10/31/2008       $14,445            $14,824        $13,031
11/30/2008       $14,234            $14,871        $12,781
12/31/2008       $14,550            $15,088        $12,649
 1/31/2009       $14,934            $15,640        $12,704
 2/28/2009       $15,197            $15,722        $12,767
 3/31/2009       $15,160            $15,725        $12,798
 4/30/2009       $15,522            $16,039        $12,830
 5/31/2009       $15,664            $16,209        $12,867

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   5/31/09
----------------   -------
1-Year              +2.90%
5-Year              +4.25%
10-Year             +4.59%


                               14 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's
     May dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 5/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +39.15% and +4.41%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING
                                            ACCOUNT     ACCOUNT     EXPENSES PAID
                                             VALUE       VALUE      DURING PERIOD*
                                            12/1/08     5/31/09    12/1/08-5/31/09
                                           ---------   ---------   ---------------
CLASS A
Actual                                       $1,000    $1,099.00       $3.14
Hypothetical (5% return before expenses)     $1,000    $1,021.94       $3.02
CLASS B
Actual                                       $1,000    $1,097.10       $6.06
Hypothetical (5% return before expenses)     $1,000    $1,019.15       $5.84
CLASS C
Actual                                       $1,000    $1,096.10       $6.06
Hypothetical (5% return before expenses)     $1,000    $1,019.15       $5.84
ADVISOR CLASS
Actual                                       $1,000    $1,100.40       $2.67
Hypothetical (5% return before expenses)     $1,000    $1,022.39       $2.57

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.60%; B: 1.16%; C: 1.16%; and Advisor:
     0.51%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               Annual Report | 17

Franklin New York Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED MAY 31,
                                                   --------------------------------------------------------------
CLASS A                                               2009         2008         2007         2006         2005
-------                                            ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    11.61   $    11.69   $    11.72   $    12.01   $    11.64
                                                   ----------   ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.50         0.51         0.51         0.52         0.54
   Net realized and unrealized gains (losses) ..        (0.21)       (0.06)       (0.02)       (0.29)        0.37
                                                   ----------   ----------   ----------   ----------   ----------
Total from investment operations ...............         0.29         0.45         0.49         0.23         0.91
                                                   ----------   ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income .......................        (0.51)       (0.51)       (0.51)       (0.52)       (0.54)
   Net realized gains ..........................        (0.05)       (0.02)       (0.01)          --           --
                                                   ----------   ----------   ----------   ----------   ----------
Total distributions ............................        (0.56)       (0.53)       (0.52)       (0.52)       (0.54)
                                                   ----------   ----------   ----------   ----------   ----------
Redemption fees(c, d) ..........................           --           --           --           --           --
                                                   ----------   ----------   ----------   ----------   ----------
Net asset value, end of year ...................   $    11.34   $    11.61   $    11.69   $    11.72   $    12.01
                                                   ==========   ==========   ==========   ==========   ==========
Total return(e) ................................         2.72%        3.92%        4.25%        1.95%        7.95%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         0.60%        0.60%        0.61%        0.60%        0.60%
Net investment income ..........................         4.53%        4.38%        4.37%        4.41%        4.50%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $4,831,851   $4,701,098   $4,411,763   $4,351,378   $4,497,924
Portfolio turnover rate ........................        13.12%       11.88%        5.59%        9.71%       10.97%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin New York Tax-Free Income Fund

                                                                    YEAR ENDED MAY 31,
                                                   ----------------------------------------------------
CLASS B                                              2009       2008       2007       2006       2005
-------                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.58   $  11.67   $  11.70   $  11.99   $  11.61
                                                   --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ....................       0.44       0.44       0.45       0.45       0.47
   Net realized and unrealized gains (losses) ..      (0.21)     (0.07)     (0.02)     (0.29)      0.38
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............       0.23       0.37       0.43       0.16       0.85
                                                   --------   --------   --------   --------   --------
Less distributions from:
   Net investment income .......................      (0.44)     (0.44)     (0.45)     (0.45)     (0.47)
   Net realized gains ..........................      (0.05)     (0.02)     (0.01)      --         --
                                                   --------   --------   --------   --------   --------
Total distributions ............................      (0.49)     (0.46)     (0.46)     (0.45)     (0.47)
                                                   --------   --------   --------   --------   --------
Redemption fees(c, d) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  11.32   $  11.58   $  11.67   $  11.70   $  11.99
                                                   ========   ========   ========   ========   ========
Total return(e) ................................       2.23%      3.26%      3.67%      1.38%      7.46%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.16%      1.16%      1.17%      1.16%      1.16%
Net investment income ..........................       3.97%      3.82%      3.81%      3.85%      3.94%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $112,001   $148,693   $178,205   $207,209   $231,020
Portfolio turnover rate ........................      13.12%     11.88%      5.59%      9.71%     10.97%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin New York Tax-Free Income Fund

                                                                    YEAR ENDED MAY 31,
                                                   ----------------------------------------------------
CLASS C                                              2009       2008       2007       2006       2005
-------                                            --------   --------   --------   --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.60   $  11.69   $  11.71   $  12.00   $  11.63
                                                   --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ....................       0.44       0.44       0.45       0.45       0.47
   Net realized and unrealized gains (losses) ..      (0.22)     (0.07)     (0.01)     (0.29)      0.37
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............       0.22       0.37       0.44       0.16       0.84
                                                   --------   --------   --------   --------   --------
Less distributions from:
   Net investment income .......................      (0.44)     (0.44)     (0.45)     (0.45)     (0.47)
   Net realized gains ..........................      (0.05)     (0.02)     (0.01)        --         --
                                                   --------   --------   --------   --------   --------
Total distributions ............................      (0.49)     (0.46)     (0.46)     (0.45)     (0.47)
                                                   --------   --------   --------   --------   --------
Redemption fees(c, d) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  11.33   $  11.60   $  11.69   $  11.71   $  12.00
                                                   ========   ========   ========   ========   ========
Total return(e) ................................       2.15%      3.26%      3.76%      1.38%      7.36%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.16%      1.16%      1.17%      1.16%      1.16%
Net investment income ..........................       3.97%      3.82%      3.81%      3.85%      3.94%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $535,898   $398,418   $272,837   $245,444   $235,805
Portfolio turnover rate ........................      13.12%     11.88%      5.59%      9.71%     10.97%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin New York Tax-Free Income Fund

                                                                   YEAR ENDED MAY 31,
                                                   -------------------------------------------------
ADVISOR CLASS                                        2009       2008       2007      2006      2005
-------------                                      --------   -------    -------   -------   -------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.61   $ 11.70    $ 11.73   $ 12.02   $ 11.64
                                                   --------   -------    -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ....................       0.51      0.52       0.53      0.53      0.55
   Net realized and unrealized gains (losses) ..      (0.20)    (0.07)     (0.02)    (0.29)     0.38
                                                   --------   -------    -------   -------   -------
Total from investment operations ...............       0.31      0.45       0.51      0.24      0.93
                                                   --------   -------    -------   -------   -------
Less distributions from:
   Net investment income .......................      (0.52)    (0.52)     (0.53)    (0.53)    (0.55)
   Net realized gains ..........................      (0.05)    (0.02)     (0.01)       --        --
                                                   --------   -------    -------   -------   -------
Total distributions ............................      (0.57)    (0.54)     (0.54)    (0.53)    (0.55)
                                                   --------   -------    -------   -------   -------
Redemption fees(c, d) ..........................         --        --         --        --        --
                                                   --------   -------    -------   -------   -------
Net asset value, end of year ...................   $  11.35   $ 11.61    $ 11.70   $ 11.73   $ 12.02
                                                   ========   =======    =======   =======   =======
Total return ...................................       2.90%     3.93%      4.34%     2.04%     8.14%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.51%     0.51%      0.52%     0.51%     0.51%
Net investment income ..........................       4.62%     4.47%      4.46%     4.50%     4.59%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $102,034   $84,781    $61,547   $44,308   $30,487
Portfolio turnover rate ........................      13.12%    11.88%      5.59%     9.71%    10.97%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin New York Tax-Free Income Fund

STATEMENT OF INVESTMENTS, MAY 31, 2009

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS 96.4%
    NEW YORK 93.8%
    Albany Housing Authority Limited Obligation Revenue, Refunding, 6.25%, 10/01/12 ..........   $     4,320,000   $       4,320,043
    Albany IDA Civic Facility Revenue,
       Albany Medical Center Project, 6.00%, 5/01/19 .........................................         1,270,000           1,165,758
       Albany Medical Center Project, 6.00%, 5/01/29 .........................................         1,460,000           1,183,812
       St. Peter's Hospital Project, Series A, 5.25%, 11/15/27 ...............................         5,000,000           4,387,300
       St. Peter's Hospital Project, Series A, 5.25%, 11/15/32 ...............................         5,000,000           4,189,750
       St. Peter's Hospital Project, Series E, 5.50%, 11/15/27 ...............................         1,135,000           1,026,403
       St. Peter's Hospital Project, Series E, 5.25%, 11/15/32 ...............................         1,150,000             963,643
       St. Rose Project, Series A, AMBAC Insured, Pre-Refunded, 5.375%, 7/01/31 ..............         2,750,000           3,027,310
    Albany Parking Authority Revenue,
       Refunding, Series A, 5.625%, 7/15/20 ..................................................           555,000             609,490
       Refunding, Series A, 5.625%, 7/15/25 ..................................................           415,000             455,745
       Series A, Pre-Refunded, 5.625%, 7/15/20 ...............................................           695,000             762,922
       Series A, Pre-Refunded, 5.625%, 7/15/25 ...............................................           585,000             642,172
    Amherst IDA Civic Facility Revenue, University of Buffalo Foundation Faculty-Student
       Housing Corp.,
       Series A, AMBAC Insured, 5.125%, 8/01/20 ..............................................         1,410,000           1,468,036
       Series A, AMBAC Insured, 5.25%, 8/01/31 ...............................................         5,055,000           5,069,609
       Series B, AMBAC Insured, 5.625%, 8/01/20 ..............................................         1,690,000           1,768,653
       Series B, AMBAC Insured, 5.75%, 8/01/25 ...............................................         3,050,000           3,180,143
       Series B, AMBAC Insured, 5.75%, 8/01/30 ...............................................         3,440,000           3,568,346
       Series B, AMBAC Insured, 5.25%, 8/01/31 ...............................................         1,000,000           1,002,890
    Battery Park City Authority Revenue, Refunding, Series A, 5.00%,
       11/01/24 ..............................................................................         9,000,000           9,475,650
       11/01/25 ..............................................................................        12,000,000          12,574,440
       11/01/26 ..............................................................................        14,250,000          14,861,467
    Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17 .....................         4,120,000           4,954,506
    Dutchess County IDA Civic Facility Revenue, Vassar College Project, Pre-Refunded, 5.35%,
       9/01/40 ...............................................................................        16,000,000          17,644,320
    Geneva IDA Civic Facilities Revenue, Colleges of the Seneca Project, AMBAC Insured,
       5.00%, 9/01/21 ........................................................................         2,835,000           2,957,103
       5.125%, 9/01/31 .......................................................................         5,045,000           5,161,792
    Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic Facility, 5.00%,
       10/01/30 ..............................................................................         3,000,000           2,922,990
       10/01/35 ..............................................................................         1,500,000           1,408,095
    Ilion Elderly Housing Corp. Mortgage Revenue, 7.25%, 7/01/09 .............................           245,000             245,931
    Liberty Development Corp. Revenue,
       5.50%, 10/01/37 .......................................................................        27,000,000          25,697,520
       Goldman Sachs Headquarters, 5.25%, 10/01/35 ...........................................        68,600,000          63,105,826
    Long Island Power Authority Electric System General Revenue, Series A, AMBAC Insured,
       5.00%, 9/01/34 ........................................................................        20,670,000          19,727,655
    Long Island Power Authority Electric System Revenue,
       General, Refunding, Series A, 6.00%, 5/01/33 ..........................................        42,000,000          44,943,780
       General, Refunding, Series B, 5.00%, 12/01/35 .........................................         5,000,000           4,801,500
       General, Series C, 5.00%, 9/01/35 .....................................................        16,000,000          15,366,240
       Series A, AMBAC Insured, 5.00%, 9/01/29 ...............................................        24,000,000          23,313,840
       Series C, BHAC Insured, 5.00%, 9/01/35 ................................................         5,000,000           5,041,950
    Madison County IDA Civic Facility Revenue, Colgate University Project, Series B, 5.00%,
       7/01/33 ...............................................................................         2,000,000           2,011,640


                                22 | Annual Report

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Middleburg Central School District GO, FGIC Insured,
       4.60%, 8/15/17.........................................................................   $     1,045,000   $       1,069,861
       4.625%, 8/15/18........................................................................         1,155,000           1,180,479
       4.625%, 8/15/19........................................................................         1,210,000           1,233,389
       4.75%, 8/15/20.........................................................................         1,270,000           1,294,587
       4.75%, 8/15/21.........................................................................         1,330,000           1,355,283
    Monroe County IDAR, Civic Facilities, De Paul Community Facilities, 6.50%, 2/01/24........         1,285,000           1,288,405
    Montgomery County IDA Lease Revenue, Hamilton Fulton Montgomery Board of Cooperative
       Educational Services Project, Series A, XLCA Insured, 5.00%,
       7/01/29................................................................................         5,710,000           4,903,748
       7/01/34................................................................................         3,000,000           2,438,280
    MTA Commuter Facilities Revenue,
       Series 8, Pre-Refunded, 5.50%, 7/01/21.................................................         5,000,000           5,768,900
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/28...................................         8,655,000           9,402,013
       Series A, Pre-Refunded, 6.00%, 7/01/24.................................................         5,575,000           5,599,697
       Series A, Pre-Refunded, 5.25%, 7/01/28.................................................        18,300,000          19,938,765
       Series A, Pre-Refunded, 6.125%, 7/01/29................................................         9,625,000           9,668,505
       Series C, FGIC Insured, Pre-Refunded, 5.375%, 7/01/27 .................................        19,100,000          19,175,254
       Series R, Pre-Refunded, 5.50%, 7/01/17.................................................         2,000,000           2,388,580
    MTA Dedicated Tax Fund Revenue,
       Refunding, Series A, 5.00%, 11/15/30...................................................        25,000,000          24,611,500
       Series A, 5.50%, 11/15/39..............................................................        22,845,000          23,436,685
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30...................................        27,260,000          28,513,142
       Series A, FSA Insured, 5.00%, 11/15/28.................................................        41,575,000          42,032,741
       Series A, FSA Insured, 5.00%, 11/15/32.................................................        71,685,000          72,066,364
       Series A, FSA Insured, Pre-Refunded, 5.00%, 4/01/29....................................        25,800,000          29,734,758
       Series A, MBIA Insured, 5.00%, 11/15/35................................................        50,430,000          49,990,250
       Series A, MBIA Insured, Pre-Refunded, 5.25%, 4/01/26...................................        20,500,000          21,716,265
       Series B, 5.00%, 11/15/34..............................................................        33,000,000          32,670,990
       Series B, MBIA Insured, 4.75%, 11/15/26................................................         5,200,000           5,133,076
    MTA Revenue,
       New York Dedicated Tax Fund, Series B, MBIA Insured, 5.00%, 11/15/31 ..................        40,000,000          40,097,600
       Refunding, Series A, FGIC Insured, 5.00%, 11/15/25.....................................        22,010,000          22,147,783
       Refunding, Series A, FGIC Insured, 5.25%, 11/15/31.....................................        34,000,000          34,158,440
       Refunding, Series A, FSA Insured, 5.00%, 11/15/30 .....................................        68,130,000          68,837,189
       Refunding, Series A, MBIA Insured, 5.125%, 11/15/31....................................        15,000,000          15,011,250
       Refunding, Series E, 5.25%, 11/15/31...................................................        15,000,000          15,022,950
       Refunding, Series U, FGIC Insured, 5.125%, 11/15/31....................................         5,000,000           5,003,750
       Series A, 5.00%, 11/15/37..............................................................        48,000,000          45,025,440
       Series A, FGIC Insured, 5.00%, 11/15/32................................................        10,355,000          10,035,030
       Series B, 5.00%, 11/15/37..............................................................        25,000,000          23,450,750
       Series B, Pre-Refunded, 5.25%, 11/15/32................................................        28,720,000          33,178,206
       Transportation, Series A, 5.00%, 11/15/35..............................................        43,895,000          41,495,699
       Transportation, Series C, 6.50%, 11/15/28..............................................        15,000,000          16,665,750
       Transportation, Series F, 5.00%, 11/15/35..............................................        11,000,000          10,398,740
    MTA Service Contract Revenue,
       Commuter Facilities, Series 7, ETM, zero cpn., 7/01/10.................................         7,500,000           7,425,375
       Commuter Facilities, Series 7, ETM, zero cpn., 7/01/11.................................         7,590,000           7,367,082
       Commuter Facilities, Series 7, ETM, zero cpn., 7/01/13.................................         2,065,000           1,897,136


                               Annual Report | 23

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    MTA Service Contract Revenue, (continued)
       Refunding, Series A, 5.125%, 1/01/29 ..................................................   $    33,105,000   $      33,083,151
       Refunding, Series A, AMBAC Insured, 5.25%, 7/01/31 ....................................        50,000,000          50,492,500
       Refunding, Series A, FGIC Insured, 5.00%, 7/01/25 .....................................        12,760,000          12,871,650
       Series B, 5.375%, 1/01/30 .............................................................        50,000,000          50,286,000
       Series B, MBIA Insured, 5.00%, 1/01/31 ................................................        22,290,000          22,352,189
       Transit Facilities, Series 7, ETM, zero cpn., 7/01/09 .................................        13,125,000          13,116,862
       Transit Facilities, Series 7, ETM, zero cpn., 7/01/10 .................................         9,000,000           8,910,450
       Transit Facilities, Series 7, ETM, zero cpn., 7/01/12 .................................        15,380,000          14,563,630
       Transit Facilities, Series 7, ETM, zero cpn., 7/01/13 .................................         7,935,000           7,289,964
    MTA Transit Facilities Revenue, Series A, Pre-Refunded,
       6.00%, 7/01/24 ........................................................................         7,000,000           7,031,010
       6.125%, 7/01/29 .......................................................................        11,595,000          11,647,409
    Nassau County Tobacco Settlement Corp. Revenue, Asset Backed, Series A, Pre-Refunded,
       6.50%, 7/15/27 ........................................................................        15,000,000          15,256,500
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
       Pre-Refunded, 5.75%, 8/01/29 ..........................................................        36,040,000          37,061,374
    New York City GO,
       Citysavers, Series B, zero cpn., 8/01/09 ..............................................         8,875,000           8,860,977
       Citysavers, Series B, zero cpn., 8/01/10 ..............................................         2,690,000           2,651,372
       Citysavers, Series B, zero cpn., 6/01/12 ..............................................         1,030,000           1,020,895
       Citysavers, Series B, zero cpn., 12/01/12 .............................................         1,030,000           1,007,155
       Citysavers, Series B, zero cpn., 6/01/13 ..............................................         1,030,000             979,221
       Citysavers, Series B, zero cpn., 12/01/13 .............................................         1,030,000             964,276
       Citysavers, Series B, zero cpn., 6/01/14 ..............................................         1,030,000             932,449
       Citysavers, Series B, zero cpn., 12/01/14 .............................................         1,030,000             916,546
       Citysavers, Series B, zero cpn., 6/01/15 ..............................................         1,030,000             892,989
       Citysavers, Series B, zero cpn., 12/01/15 .............................................         1,030,000             875,994
       Citysavers, Series B, zero cpn., 6/01/16 ..............................................         1,030,000             846,856
       Citysavers, Series B, zero cpn., 12/01/16 .............................................         1,030,000             829,562
       Citysavers, Series B, zero cpn., 6/01/17 ..............................................         1,030,000             802,967
       Citysavers, Series B, zero cpn., 12/01/17 .............................................         1,030,000             785,684
       Citysavers, Series B, zero cpn., 6/01/18 ..............................................         1,030,000             757,194
       Citysavers, Series B, zero cpn., 12/01/18 .............................................         1,005,000             722,022
       Citysavers, Series B, zero cpn., 6/01/19 ..............................................         1,030,000             713,193
       Citysavers, Series B, zero cpn., 12/01/19 .............................................         1,030,000             696,960
       Citysavers, Series B, zero cpn., 6/01/20 ..............................................        10,000,000           6,058,700
       Fiscal 2003, Series I, 5.00%, 3/01/29 .................................................        10,000,000          10,026,300
       Fiscal 2003, Series I, 5.00%, 3/01/30 .................................................        14,785,000          14,803,925
       Pre-Refunded, 5.50%, 5/15/24 ..........................................................         8,920,000           9,437,092
       Refunding, 5.50%, 5/15/24 .............................................................         1,080,000           1,101,168
       Refunding, Series G, AMBAC Insured, 5.00%, 8/01/22 ....................................        15,000,000          15,531,450
       Series A, FSA Insured, 6.00%, 5/15/30 .................................................         1,095,000           1,121,499
       Series A, FSA Insured, Pre-Refunded, 6.00%, 5/15/30 ...................................         5,155,000           5,478,270
       Series B, 7.00%, 2/01/18 ..............................................................            25,000              24,917
       Series C, 7.00%, 2/01/12 ..............................................................           705,000             710,760
       Series C, FSA Insured, 5.125%, 3/15/25 ................................................           165,000             167,013
       Series C, FSA Insured, Pre-Refunded, 5.125%, 3/15/25 ..................................         6,335,000           6,998,845
       Series D, 8.00%, 8/01/17 ..............................................................             5,000               5,041


                               24 | Annual Report

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City GO, (continued)
       Series D, 7.50%, 2/01/18...............................................................   $         5,000   $           4,987
       Series D, 5.125%, 8/01/19..............................................................         1,985,000           2,033,275
       Series D, 5.50%, 6/01/24...............................................................        16,160,000          16,603,430
       Series D, 5.125%, 12/01/28.............................................................         5,230,000           5,314,569
       Series D, 5.00%, 10/15/29..............................................................         5,000,000           5,015,250
       Series D, 5.00%, 11/01/34..............................................................         5,000,000           4,943,050
       Series D, Pre-Refunded, 5.50%, 6/01/24.................................................         7,785,000           8,747,148
       Series E, Sub Series E-1, 6.00%, 10/15/23..............................................         7,000,000           7,823,270
       Series E, Sub Series E-1, 6.25%, 10/15/28..............................................        10,000,000          11,090,900
       Series F, 5.30%, 1/15/26...............................................................        24,070,000          24,551,881
       Series F, Pre-Refunded, 5.30%, 1/15/26.................................................        20,930,000          23,648,179
       Series H, 7.20%, 2/01/15...............................................................             5,000               5,001
       Series H, FSA Insured, 5.375%, 8/01/27.................................................         7,595,000           7,641,709
       Series H, MBIA Insured, 5.125%, 8/01/25................................................         3,645,000           3,664,100
       Series I, Sub Series I-1, 5.375%, 4/01/36..............................................        17,500,000          17,976,000
(a)    Series J, Sub Series J-1, 5.00%, 5/15/33...............................................        19,500,000          19,364,865
(a)    Series J, Sub Series J-1, 5.00%, 5/15/36...............................................         7,895,000           7,757,074
       Series J, Sub Series J1, AMBAC Insured, 5.00%, 6/01/23.................................        20,000,000          20,594,400
       Series M, 5.00%, 4/01/35...............................................................        10,000,000           9,856,600
    New York City IDA Civic Facility Revenue,
       Ethical Culture School Project, Series B-1, XLCA Insured, 5.00%, 6/01/35...............         7,820,000           5,936,553
       Institute of International Education Inc. Project, 5.25%, 9/01/21......................         1,530,000           1,568,587
       Institute of International Education Inc. Project, 5.25%, 9/01/31......................         5,235,000           5,259,814
       New York University Project, AMBAC Insured, 5.00%, 7/01/31.............................        18,000,000          18,108,540
       Staten Island University Hospital Project, Series A, 6.375%, 7/01/31...................         3,795,000           3,286,394
    New York City IDAR,
       Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/39..........................         8,000,000           6,414,160
       Yankee Stadium, Pilot, Assured Guaranty, 7.00%, 3/01/49................................        15,000,000          16,405,650
    New York City Municipal Finance Authority Revenue, Series D, FSA Insured, 5.00%,
       6/15/38................................................................................        59,000,000          59,625,990
    New York City Municipal Finance Authority Water and Sewer System Revenue,
       2002, Series B, 5.00%, 6/15/26.........................................................        25,000,000          25,356,250
       Series B, 5.00%, 6/15/36...............................................................        25,000,000          25,073,000
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Fiscal 2004, Refunding, Series C, 5.00%, 6/15/35.......................................        10,000,000          10,030,700
       Refunding, Series B, 6.10%, 6/15/31....................................................        11,005,000          11,659,908
       Refunding, Series B, 6.00%, 6/15/33....................................................         6,040,000           6,393,219
       Refunding, Series B, 5.00%, 6/15/36....................................................        26,700,000          26,763,546
       Refunding, Series D, 5.00%, 6/15/37....................................................         4,865,000           4,872,443
       Refunding, Series D, AMBAC Insured, 5.00%, 6/15/39.....................................         7,900,000           7,814,996
       Refunding, Series E, MBIA Insured, 5.125%, 6/15/31.....................................        34,175,000          34,532,470
       Second General Resolution, Series AA, 4.75%, 6/15/37...................................        40,000,000          38,094,800
       Series A, 5.75%, 6/15/40...............................................................         6,550,000           7,051,402
       Series A, FGIC Insured, Pre-Refunded, 5.75%, 6/15/31...................................        19,315,000          19,542,917
       Series A, FGIC Insured, Pre-Refunded, 5.50%, 6/15/32...................................        11,655,000          11,791,480
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 6/15/33...................................         7,000,000           7,606,200
       Series A, Pre-Refunded, 5.75%, 6/15/30.................................................        41,190,000          41,676,042
       Series B, Pre-Refunded, 6.10%, 6/15/31.................................................         3,995,000           4,268,058
       Series B, Pre-Refunded, 6.00%, 6/15/33.................................................        10,260,000          10,950,703


                               Annual Report | 25

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City Transitional Finance Authority Building Aid Revenue,
       Fiscal 2007, Series S-2, FGIC Insured, 5.00%, 1/15/37 .................................   $    22,000,000   $      21,108,780
       Fiscal 2008, Refunding, Series S-1, 5.00%, 1/15/34 ....................................        75,000,000          71,822,250
       Fiscal 2009, Series S-1, 5.75%, 7/15/38 ...............................................        30,000,000          31,008,000
       Fiscal 2009, Series S-2, 6.00%, 7/15/38 ...............................................        50,000,000          52,760,000
       Fiscal 2009, Series S-3, 5.25%, 1/15/39 ...............................................        29,485,000          29,090,491
       Fiscal 2009, Series S-4, 5.75%, 1/15/39 ...............................................        30,000,000          30,913,800
    New York City Transitional Finance Authority Revenue,
       Future Tax Secured, 2005, Series B, 5.00%, 5/01/26 ....................................         1,515,000           1,524,181
       Future Tax Secured, 2005, Series C, 5.00%, 5/01/29 ....................................         1,485,000           1,495,143
       Future Tax Secured, Refunding, Series B, 5.00%, 5/01/30 ...............................         7,290,000           7,357,870
       Future Tax Secured, Refunding, Series B, AMBAC Insured, 5.00%, 5/01/30 ................         2,900,000           2,943,442
       Future Tax Secured, Refunding, Series B, MBIA Insured, 5.00%, 8/01/32 .................        15,000,000          15,088,500
       Future Tax Secured, Series A, 5.25%, 8/01/31 ..........................................        28,205,000          28,762,049
       Future Tax Secured, Series A, FGIC Insured, 5.00%, 5/01/28 ............................        15,805,000          15,988,022
       Future Tax Secured, Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/28 ..............           260,000             279,945
       Future Tax Secured, Series A, Pre-Refunded, 5.625%, 2/15/26 ...........................        20,000,000          20,924,600
       Future Tax Secured, Series A, Pre-Refunded, 6.00%, 8/15/29 ............................        29,000,000          29,616,830
       Future Tax Secured, Series A, Pre-Refunded, 5.25%, 5/01/31 ............................           460,000             497,458
       Future Tax Secured, Series A, Pre-Refunded, 5.25%, 8/01/31 ............................         2,400,000           2,752,272
       Future Tax Secured, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 5/01/30 .............           100,000             110,532
       Future Tax Secured, Series B, Pre-Refunded, 6.00%, 11/15/29 ...........................        15,000,000          15,940,650
       Future Tax Secured, Series B, Pre-Refunded, 5.00%, 5/01/30 ............................           230,000             253,932
       Future Tax Secured, Series C, Pre-Refunded, 5.50%, 11/01/24 ...........................        16,800,000          17,740,968
       Future Tax Secured, Series C, Pre-Refunded, 5.50%, 11/01/29 ...........................        13,660,000          14,412,120
       Future Tax Secured, Series D, 5.00%, 2/01/27 ..........................................        62,025,000          63,372,183
       Future Tax Secured, Series E, 5.00%, 2/01/25 ..........................................         5,000,000           5,144,400
       Future Tax Secured, Series E, 5.00%, 2/01/27 ..........................................        10,000,000          10,217,200
       Future Tax Secured, Series E, 5.00%, 2/01/33 ..........................................         8,895,000           8,926,844
       Future Tax Secured Bonds, Series C, MBIA Insured, 5.00%, 5/01/29 ......................           335,000             338,387
    New York City Transportation Authority MTA Triborough Bridge and Tunnel Authority COP,
       Series A, AMBAC Insured, Pre-Refunded, 5.25%, 1/01/29 .................................        79,840,000          82,758,950
    New York City Trust for Cultural Resources Revenue, ......................................
       Museum of Modern Art 2001, Series D, AMBAC Insured, 5.125%, 7/01/31 ...................        15,500,000          15,748,310
       Wildlife Conservation Society, FGIC Insured, 5.00%, 2/01/34 ...........................        10,500,000          10,590,510
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC
       Insured, 5.00%, .......................................................................
       11/15/35 ..............................................................................        33,130,000          30,672,417
       11/15/44 ..............................................................................        31,000,000          27,413,300
    New York IDA Parking Facility Revenue, Royal Charter Presbyterian, FSA Insured, 5.25%,
       12/15/32 ..............................................................................         1,525,000           1,553,868
    New York State Dormitory Authority Lease Revenue,
       Court Facilities, Pre-Refunded, 6.00%, 5/15/39 ........................................        58,245,000          61,897,544
       Refunding, Series A, FGIC Insured, 5.00%, 7/01/33 .....................................        12,650,000          12,070,503
       State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.50%, 7/01/27 .....         2,000,000           2,187,200
       State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.10%, 7/01/31 .....         7,700,000           8,357,503
       State University Dormitory Facilities, Pre-Refunded, 5.00%, 7/01/32 ...................         5,500,000           6,115,505
       State University Dormitory Facilities, Series A, Pre-Refunded, 6.00%, 7/01/30 .........         5,750,000           6,151,235


                               26 | Annual Report

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Lease Revenue, (continued)
       State University Dormitory Facilities, Series B, MBIA Insured, Pre-Refunded, 5.125%,
          7/01/28 ............................................................................   $     4,800,000   $       4,865,760
       State University Dormitory Facilities, Series C, MBIA Insured, Pre-Refunded, 5.50%,
          7/01/19 ............................................................................         5,090,000           5,161,260
       State University Dormitory Facilities, Series C, MBIA Insured, Pre-Refunded, 5.50%,
          7/01/29 ............................................................................         9,250,000           9,379,500
    New York State Dormitory Authority Revenue,
       FGIC Insured, Pre-Refunded, 5.125%, 5/15/31 ...........................................        22,000,000          24,687,080
       Mortgage, St. Barnabas, Series A, AMBAC Insured, 5.125%, 2/01/22 ......................         4,000,000           4,079,760
       Mortgage, St. Barnabas, Series A, AMBAC Insured, 5.00%, 2/01/31 .......................         5,500,000           5,254,425
       School Districts Financing Program, Series A, MBIA Insured, 5.00%, 4/01/31 ............         9,500,000           9,557,190
       Teachers College, MBIA Insured, 5.00%, 7/01/22 ........................................         2,885,000           3,000,746
       Teachers College, MBIA Insured, 5.00%, 7/01/32 ........................................         6,000,000           6,086,820
       Upstate Community Colleges, Series A, 5.00%, 7/01/27 ..................................         3,720,000           3,723,906
    New York State Dormitory Authority Revenues,
       Buena Vida Nursing Home, Series A, 5.25%, 7/01/28 .....................................         4,730,000           4,735,676
       City University System, Consolidated Fourth General Resolution, Series A, Pre-Refunded,
          5.25%, 7/01/31 .....................................................................        12,000,000          13,061,640
       City University System Consolidated, Series C, 7.50%, 7/01/10 .........................         5,885,000           6,065,552
       City University System Consolidated, Series D, ETM, 7.00%, 7/01/09 ....................           515,000             517,657
       City University System Consolidated, Third General, Refunding, Series 1, FGIC Insured,
          5.25%, 7/01/25 .....................................................................         4,100,000           4,100,738
       City University System Consolidated, Third General, Series 1, FSA Insured,
       Pre-Refunded,
          5.50%, 7/01/29 .....................................................................        38,375,000          38,912,250
       Fashion Institute of Technology Student Housing Corp., FGIC Insured, Pre-Refunded,
          5.00%, 7/01/29 .....................................................................         9,700,000          11,133,660
       Fashion Institute of Technology Student Housing Corp., FGIC Insured, Pre-Refunded,
          5.125%, 7/01/34 . ..................................................................        15,000,000          17,307,300
       Fordham University, Refunding, MBIA Insured, 5.00%, 7/01/28 ...........................           490,000             470,763
       Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ........         5,000,000           4,584,450
       Mental Health Services Facilities Improvement, Series A, AMBAC Insured, 5.00%,
          2/15/30 ............................................................................         5,000,000           4,986,850
       Mental Health Services Facilities Improvement, Series B, 5.00%, 2/15/33 ...............        35,000,000          33,182,800
       Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
          6.00%, 2/15/25 .....................................................................         5,460,000           5,672,285
       Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
          6.00%, 2/15/30 .....................................................................         4,300,000           4,467,184
       Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
          5.25%, 8/15/31 .....................................................................         3,975,000           4,347,100
       Mental Health Services Facilities Improvement, Series D, FSA Insured, Pre-Refunded,
          5.50%, 2/15/21 .....................................................................         1,015,000           1,076,519
       Mental Health Services Facilities Improvement, Series D, FSA Insured, Pre-Refunded,
          5.50%, 8/15/21 .....................................................................         2,065,000           2,190,160
       Mental Health Services Facilities Improvement, Series D, FSA Insured, Pre-Refunded,
          5.25%, 8/15/30 .....................................................................         4,460,000           4,716,985
       Montefiore Hospital, FGIC Insured, 5.00%, 8/01/29 .....................................         5,995,000           5,853,218
       New School University, MBIA Insured, 5.00%, 7/01/31 ...................................         2,500,000           2,512,125


                               Annual Report | 27

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       New York Hospital Medical Center, AMBAC Insured, 5.60%, 2/15/39 .......................   $     4,900,000   $       4,816,014
       New York University, Series 2, AMBAC Insured, 5.00%, 7/01/26 ..........................         3,500,000           3,563,420
       New York University, Series 2, AMBAC Insured, 5.00%, 7/01/31 ..........................         5,000,000           5,052,850
       New York University, Series A, FGIC Insured, 5.00%, 7/01/34 ...........................        15,200,000          15,260,192
       Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/34 .....        10,000,000          10,311,200
       Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/39 .....        22,000,000          22,541,860
       Non-State Supported Debt, Fordham University, FGIC Insured, 5.00%, 7/01/27 ............         2,435,000           2,496,265
       Non-State Supported Debt, Fordham University, FGIC Insured, 5.00%, 7/01/32 ............         3,125,000           3,156,813
       Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, 5.00%,
          7/01/33 ............................................................................         9,000,000           9,071,550
       Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, 5.00%,
          7/01/38 ............................................................................         5,000,000           5,003,400
       Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, 5.125%,
          7/01/37 ............................................................................         3,000,000           2,885,490
       Non-State Supported Debt, Hospital Special Surgery, MBIA Insured, 5.00%, 8/15/29 ......         7,750,000           7,566,480
       Non-State Supported Debt, Hospital Special Surgery, MBIA Insured, 5.00%, 8/15/33 ......         5,200,000           4,825,236
       Non-State Supported Debt, Long Island University, Radian Insured, Pre-Refunded,
          5.125%, 9/01/23 ....................................................................           100,000             103,112
       Non-State Supported Debt, Long Island University, Radian Insured, Pre-Refunded,
          5.25%, 9/01/28 .....................................................................            80,000              82,514
       Non-State Supported Debt, Long Island University, Refunding, Radian Insured, 5.125%,
          9/01/23 ............................................................................         1,700,000           1,626,135
       Non-State Supported Debt, Long Island University, Refunding, Radian Insured, 5.25%,
          9/01/28 ............................................................................         1,420,000           1,328,453
       Non-State Supported Debt, Montefiore Medical Center, FGIC Insured, 5.00%, 2/01/28 .....        10,060,000           9,927,208
       Non-State Supported Debt, Mortgage Hospital, Montefiore, FHA Insured, 5.00%, 8/01/24 ..         2,500,000           2,424,875
       Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding,
          MBIA Insured, 5.00%, 7/01/35 .......................................................         5,000,000           4,830,200
       Non-State Supported Debt, Municipal Health Facilities, Lease, Refunding, Series 2,
          Sub Series 2-4, 5.00%, 1/15/27 .....................................................         5,000,000           5,122,850
       Non-State Supported Debt, Municipal Health Facilities, Lease, Refunding, Series 2,
          Sub Series 2-4, 5.00%, 1/15/28 .....................................................         5,000,000           5,090,850
       Non-State Supported Debt, Municipal Health Facilities, Lease, Refunding, Series 2,
          Sub Series 2-5, 5.00%, 1/15/32 .....................................................        20,000,000          19,891,600
       Non-State Supported Debt, New York and Presbyterian Hospital, FSA Insured, 5.00%,
          8/15/36 ............................................................................        14,185,000          13,554,902
       Non-State Supported Debt, New York University, AMBAC Insured, 5.00%, 7/01/26 ..........         5,475,000           5,669,746
       Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/38 ...............        21,800,000          21,699,720
       Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
          7/01/27 ............................................................................         5,470,000           5,630,927
       Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
          7/01/32 ............................................................................         5,000,000           5,006,400
       Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
          7/01/37 ............................................................................        10,805,000          10,596,788
       Non-State Supported Debt, New York University, Series B, 5.00%, 7/01/38 ...............        23,995,000          23,884,623
       Non-State Supported Debt, New York University, Series B, 5.25%, 7/01/48 ...............        49,665,000          50,091,126
       Non-State Supported Debt, New York University, Series C, 5.00%, 7/01/38 ...............        25,000,000          24,885,000


                               28 | Annual Report

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       Non-State Supported Debt, North Shore L.I. Jewish Obligation Group, Series A, 5.00%,
          5/01/32 ............................................................................   $     6,250,000   $       5,477,750
       Non-State Supported Debt, Ozanam Hall of Queens Nursing Home, 5.00%, 11/01/26 .........         2,665,000           2,477,251
       Non-State Supported Debt, Ozanam Hall of Queens Nursing Home, 5.00%, 11/01/31 .........         2,500,000           2,161,600
       Non-State Supported Debt, Residential Institution for Children, 5.00%, 6/01/38 ........         5,000,000           4,977,200
       Non-State Supported Debt, School District Financing Program, Series C, FSA Insured,
          5.00%, 10/01/37 ....................................................................         6,550,000           6,638,621
(a)    Non-State Supported Debt, School Districts, Financing Program, Series C, Assured
       Guaranty,
          5.00%, 10/01/31 ....................................................................         4,000,000           3,973,120
(a)    Non-State Supported Debt, School Districts, Financing Program, Series C, Assured
       Guaranty,
          5.125%, 10/01/36 ...................................................................         5,000,000           4,988,650
       Non-State Supported Debt, School Districts Bond Financing, Refunding, Series C,
          MBIA Insured, 5.00%, 4/01/35 .......................................................         7,525,000           7,596,412
       Non-State Supported Debt, School Districts Bond Financing, Series B, MBIA Insured,
          5.00%, 10/01/34 ....................................................................         5,000,000           5,070,050
       Non-State Supported Debt, The New York Hospital Medical Center of Queens, FHA
       Insured,
          4.75%, 2/15/37 .....................................................................         5,000,000           4,174,350
       North Shore L.I. Jewish Group, Pre-Refunded, 5.50%, 5/01/33 ...........................         2,500,000           2,874,325
       Nursing Home, Wesley Garden, FHA Insured, 6.125%, 8/01/35 .............................         1,705,000           1,705,887
       Rockefeller University, Series A, Sub Series A1, 5.00%, 7/01/32 .......................        11,500,000          11,682,965
       Skidmore College, FGIC Insured, 5.00%, 7/01/33 ........................................         6,565,000           6,605,637
       St. Francis Hospital, Series A, MBIA Insured, 5.50%, 7/01/29 ..........................         1,000,000             891,690
       St. John's University, Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/25 ...........         5,310,000           5,831,867
       State Rehabilitation Assn., Series A, AMBAC Insured, 5.00%, 7/01/23 ...................         1,725,000           1,798,537
       State Supported Debt, FSA Insured, 5.00%, 2/15/33 .....................................        13,280,000          13,435,376
       State Supported Debt, FSA Insured, 5.00%, 2/15/38 .....................................        22,260,000          22,274,692
       State Supported Debt, Mental Health, Refunding, Series D, MBIA Insured, 5.00%,
          8/15/17 ............................................................................         2,250,000           2,250,248
       State Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded, 5.50%,
          2/15/21 ............................................................................            95,000             100,758
       State Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded, 5.50%,
          8/15/21 ............................................................................           205,000             217,425
       State Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded, 5.25%,
          8/15/30 ............................................................................           165,000             174,507
       State Supported Debt, Mental Health Facilities, Series B, 5.00%, 2/15/28 ..............         7,690,000           7,661,701
       State Supported Debt, Mental Health Facilities, Series B, Pre-Refunded, 5.00%,
          2/15/28 ............................................................................         1,505,000           1,689,995
       State Supported Debt, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
          6.00%, 2/15/25 .....................................................................           640,000             664,883
       State Supported Debt, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
          6.00%, 2/15/30 .....................................................................           565,000             586,967
       State Supported Debt, Mental Health Services, Series D, FSA Insured, 5.25%,
          8/15/30 ............................................................................           145,000             146,483
       State Supported Debt, Mental Health Services, Series D, FSA Insured, Pre-Refunded,
          5.50%, 8/15/21 .....................................................................            70,000              74,243
       State Supported Debt, Mental Health Services, Series D, FSA Insured, Pre-Refunded,
          5.25%, 8/15/30 .....................................................................           230,000             243,253
       State Supported Debt, Mental Health Services Facilities Improvement, Series A,
          FSA Insured, 5.00%, 2/15/32 ........................................................        28,000,000          28,390,880


                               Annual Report | 29

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       State Supported Debt, Mental Health Services Facilities Improvement, Series B,
          FSA Insured, 5.00%, 2/15/32 ........................................................   $     8,680,000   $       8,801,173
       State Supported Debt, Mental Health Services Facilities Improvement, Series B,
          MBIA Insured, 5.25%, 8/15/31 .......................................................         3,640,000           3,578,812
       State Supported Debt, Mental Health Services Facilities Improvement, Series B,
          MBIA Insured, Pre-Refunded, 5.25%, 8/15/31 .........................................         2,385,000           2,608,260
       State Supported Debt, Mental Health Services Facilities Improvement, Series E,
          5.00%, 2/15/30 .....................................................................        12,100,000          11,764,588
       State Supported Debt, State University Dormitory Facilities, 5.00%, 7/01/33 ...........        14,210,000          14,271,245
       State Supported Debt, State University Dormitory Facilities, 5.00%, 7/01/38 ...........        10,785,000          10,719,104
       State Supported Debt, State University Educational Facilities, Refunding, 5.00%,
          5/15/17 ............................................................................         3,180,000           3,224,838
       State Supported Debt, State University Educational Facilities, Refunding, 5.125%,
          5/15/21 ............................................................................         1,105,000           1,105,530
       State Supported Debt, Upstate Community Colleges, 6.00%, 7/01/31 . ....................        20,000,000          21,116,800
       State Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%,
          7/01/19 ............................................................................         4,610,000           4,657,898
       State Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%,
          7/01/28 ............................................................................        16,360,000          16,102,494
       W.K. Nursing Home Corp., FHA Insured, 6.05%, 2/01/26 ..................................         6,800,000           6,807,208
       Yeshiva University, AMBAC Insured, 5.125%, 7/01/29 ....................................        13,260,000          13,169,036
       Yeshiva University, AMBAC Insured, 5.125%, 7/01/34 ....................................        23,510,000          22,347,666
    New York State Dormitory Authority State Personal Income Tax Revenue, Education,
       Refunding, Series C, 5.75%, 3/15/32 ...................................................        30,100,000          32,455,626
          Series A, 5.00%, 3/15/36 ...........................................................         7,395,000           7,394,408
          Series A, 5.00%, 3/15/37 ...........................................................        17,500,000          17,446,450
          Series A, AMBAC Insured, 5.00%, 3/15/34 ............................................        10,325,000          10,339,661
          Series C, 5.00%, 12/15/31 ..........................................................        17,305,000          17,554,019
          Series C, 5.00%, 12/15/35 ..........................................................        10,000,000          10,012,200
          Series D, 5.00%, 3/15/36 ...........................................................        49,000,000          48,996,080
    New York State Energy Research and Development Authority PCR, Niagara Mohawk Power
       Project, Refunding, Series A, AMBAC Insured, 5.15%, 11/01/25 ..........................        20,000,000          20,281,800
    New York State Environmental Facilities Corp. PCR, State Water, Series E, 6.875%,
       6/15/14 ...............................................................................         1,190,000           1,189,976
    New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
       Revolving Funds,
       New York City Municipal Water, Refunding, Series A, 5.00%, 6/15/37 ....................         2,700,000           2,733,237
       New York City Municipal Water, Refunding, Series B, 5.00%, 6/15/33 ....................         6,510,000           6,561,689
       New York City Municipal Water, Refunding, Series B, 5.00%, 6/15/37 ....................         5,310,000           5,294,017
       Pooled Financing, Series B, 5.25%, 5/15/31 ............................................         9,595,000           9,736,622
       Series C, 5.25%, 6/15/31 ..............................................................        37,600,000          38,177,912
    New York State GO, Series A, 5.00%, 2/15/39 ..............................................         6,000,000           6,096,420
    New York State HFA Service Contract Obligation Revenue,
       Series A, 6.50%, 3/15/24 ..............................................................           330,000             330,036
       Series A, 6.50%, 3/15/25 ..............................................................           105,000             105,007
       Series A, 6.00%, 3/15/26 ..............................................................           115,000             115,060
       Series C, 6.30%, 3/15/22 ..............................................................         1,950,000           1,950,273
       Series C, 5.50%, 3/15/25 ..............................................................        17,005,000          17,120,974


                               30 | Annual Report

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State HFA State Personal Income Tax Revenue,
       Economic Development and Housing, Series A, FGIC Insured, 5.00%, 9/15/34 ..............   $    11,580,000   $      11,631,068
       Series A, 5.00%, 3/15/34 ..............................................................        10,000,000          10,026,200
       Series A, 5.00%, 3/15/38 ..............................................................        15,000,000          14,930,850
    New York State HFAR,
       Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18 . ...........................         3,585,000           3,598,910
       Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ...........        19,670,000          19,748,680
       Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 ..........        26,570,000          26,616,497
       MFM, Refunding, Series B, AMBAC Insured, 6.35%, 8/15/23 ...............................         2,280,000           2,283,739
       MFM, Series B, AMBAC Insured, 6.25%, 8/15/14 ..........................................            80,000              80,070
    New York State Medical Care Facilities Finance Agency Revenue,
       Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured, 6.20%, 8/15/23 ....         5,855,000           5,855,937
       Hospital and Nursing Home, Series A, FHA Insured, 6.30%, 8/15/23 ......................         7,200,000           7,199,280
       Hospital and Nursing Home, Series A, FHA Insured, 6.375%, 8/15/33 .....................         5,880,000           5,886,056
       Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35 ......................        13,200,000          13,213,992
       Security Mortgage, 2008, Series A, 6.375%, 11/15/20 ...................................         4,915,000           4,918,981
    New York State Mortgage Agency Homeowner Mortgage Revenue,
       Series 156, SONYMA Insured, 5.20%, 10/01/28 ...........................................         7,500,000           7,599,000
       Series 156, SONYMA Insured, 5.35%, 10/01/33 ...........................................        11,440,000          11,497,543
       Series 158, SONYMA Insured, 6.60%, 10/01/38 ...........................................         4,000,000           4,293,160
    New York State Municipal Bond Bank Agency School Purpose Revenue, Series C,
       5.25%, 6/01/21 ........................................................................         5,110,000           5,278,834
       5.25%, 12/01/21 .......................................................................         8,025,000           8,260,534
       5.25%, 6/01/22 ........................................................................         3,400,000           3,471,094
       5.25%, 12/01/22 .......................................................................         5,000,000           5,104,550
       5.00%, 6/01/23 ........................................................................         5,925,000           5,980,458
       5.00%, 12/01/23 .......................................................................         3,000,000           3,028,080
    New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A,
       AMBAC Insured, 5.25%, 5/15/31 . .......................................................         4,145,000           4,186,118
    New York State Power Authority Revenue, Series A, 5.25%,
       11/15/30 ..............................................................................         2,000,000           2,020,780
       11/15/40 ..............................................................................         9,000,000           9,038,340
    New York State Thruway Authority General Revenue,
       AMBAC Insured, 5.00%, 1/01/30 .........................................................        10,000,000           9,974,100
       Refunding, Series G, FSA Insured, 5.00%, 1/01/30 ......................................        10,000,000          10,015,200
       Refunding, Series H, FGIC Insured, 5.00%, 1/01/37 .....................................        54,810,000          51,681,445
       Revenue, Series G, FSA Insured, 5.00%, 1/01/32 ........................................        35,000,000          34,348,300
    New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
       Refunding, Series C, AMBAC Insured, 5.00%, 4/01/19 ....................................        20,000,000          20,767,200
       Refunding, Series C, AMBAC Insured, 5.00%, 4/01/20 ....................................        18,835,000          19,414,176
       Series B-1, FGIC Insured, Pre-Refunded, 5.75%, 4/01/15 ................................         2,000,000           2,107,740
       Series B-1, FGIC Insured, Pre-Refunded, 5.75%, 4/01/16 ................................         2,000,000           2,107,740
    New York State Thruway Authority Revenue, State Personal Income Tax, Transportation,
       Series A, 5.00%, 3/15/22 ..............................................................        14,270,000          14,683,259
    New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
       AMBAC Insured, Pre-Refunded, 5.375%, 4/01/19 ..........................................        10,555,000          11,095,522


                               Annual Report | 31

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Urban Development Corp. Revenue,
       Correctional Facilities Service Contract, Series D, FSA Insured, Pre-Refunded,
          5.25%, 1/01/30 .....................................................................   $    10,000,000   $      10,681,500
       Empire State Development Corp., Series B, 5.00%, 1/01/26 ..............................         8,830,000           8,945,408
       Empire State Development Corp., Series B, 5.00%, 1/01/27 ..............................         7,730,000           7,780,168
       Empire State Development Corp., Series B, 5.00%, 1/01/28 ..............................         5,460,000           5,459,782
       FGIC Insured, 5.00%, 3/15/29 ..........................................................         7,000,000           7,091,490
       Personal Income Tax, Series C-1, Pre-Refunded, 5.00%, 3/15/25 .........................         3,225,000           3,633,511
       Personal Income Tax, State Facilities, Series A, Pre-Refunded, 5.25%, 3/15/32 .........        20,000,000          22,193,000
       Refunding, Series D, 5.625%, 1/01/28 ..................................................         3,780,000           3,957,887
       State Personal Income Tax, Series B-1, 5.00%, 3/15/36 .................................        10,000,000          10,037,700
    Niagara Falls Public Water Authority Revenue, Series A, MBIA Insured, 5.00%, 7/15/34 .....         9,000,000           9,012,780
    Orangetown Housing Authority Housing Facilities Revenue, Senior Housing Center Project,
       Refunding, MBIA Insured, zero cpn., 4/01/30 ...........................................        21,170,000           5,691,554
    Otsego County IDA Civic Facility Revenue, Hartwick College Project, Series A,
       Pre-Refunded,
       5.50%, 7/01/19 ........................................................................         3,400,000           3,447,464
    Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred
       Forty-eighth Series, FSA Insured, 5.00%,
       8/15/34 ...............................................................................        30,000,000          30,482,100
       8/15/37 ...............................................................................        74,235,000          75,226,780
    Rensselaer Municipal Leasing Corp. Leasehold Mortgage Revenue, Rensselaer County
       Nursing Home,
       Series A, 6.90%, 6/01/24 ..............................................................         8,910,000           8,715,049
       Series B, 6.90%, 6/01/24 ..............................................................         2,980,000           2,914,798
    Sachem Central School District Holbrook GO, Series B, MBIA Insured, Pre-Refunded, 5.00%,
       10/15/27 ..............................................................................         3,885,000           4,427,540
       10/15/28                                                                                        2,000,000           2,279,300
    Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%,
       10/15/29 ..............................................................................         5,195,000           5,382,488
       10/15/32 ..............................................................................        94,975,000          97,348,425
    Saratoga County Water Authority Revenue, Water System, 5.00%, 9/01/48 ....................         7,225,000           7,007,094
    St. Lawrence County IDA Civic Facility Revenue, Clarkson University Project, Series A,
       Pre-Refunded, 5.50%, 7/01/29 ..........................................................         6,000,000           6,083,460
    Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P. Cohalan
       Complex,
       AMBAC Insured, 5.00%, 4/15/16 .........................................................         2,720,000           2,766,730
    Syracuse IDA Civic Facility Revenue, Crouse Health Hospital Inc., Project A,
       5.25%, 1/01/16 ........................................................................         4,000,000           3,558,160
       5.375%, 1/01/23 .......................................................................         4,760,000           3,732,840
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series A-1, AMBAC Insured,
       5.25%, 6/01/21 ........................................................................        18,000,000          18,389,520
    Tompkins County IDAR, Civic Facility, Cornell University Lake, Pre-Refunded, 5.75%,
       7/01/30 ...............................................................................         7,510,000           8,013,846
    Triborough Bridge and Tunnel Authority Revenues,
       5.00%, 11/15/24 .......................................................................         6,965,000           7,393,417
       5.00%, 11/15/37 .......................................................................        30,000,000          29,908,800
       Convention Center Project, Series E, zero cpn., 1/01/12 ...............................        21,625,000          20,124,009
       General, Refunding, Series B, MBIA Insured, 5.00%, 11/15/27 ...........................        10,000,000          10,183,500
       General, Series A, 5.00%, 11/15/35 ....................................................         9,155,000           9,165,986


                               32 | Annual Report

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Triborough Bridge and Tunnel Authority Revenues, (continued)
       General, Series A-2, 5.25%, 11/15/34 ..................................................   $    10,000,000   $      10,254,300
       General Purpose, Refunding, Series A, 5.00%, 1/01/27 ..................................        34,500,000          34,956,090
       General Purpose, Refunding, Series A, MBIA Insured, 5.00%, 1/01/32 ....................         3,770,000           3,785,231
       General Purpose, Refunding, Series B, 5.125%, 11/15/29 ................................        17,175,000          17,475,562
       General Purpose, Refunding, Series B, 5.00%, 11/15/32 . ...............................        10,000,000          10,050,000
       General Purpose, Series A, 5.00%, 1/01/32 .............................................         6,110,000           6,125,825
       General Purpose, Series A, Pre-Refunded, 5.125%, 1/01/31 ..............................        24,310,000          26,672,446
       General Purpose, Series B, MBIA Insured, Pre-Refunded, 5.20%, 1/01/27 .................         4,110,000           4,927,232
       General Purpose, Series B, Pre-Refunded, 5.20%, 1/01/27 ...............................        15,000,000          17,982,600
       General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30 ...............................        32,185,000          39,657,713
       Refunding, MBIA Insured, 5.00%, 11/15/26 ..............................................        10,000,000          10,215,600
       Refunding, MBIA Insured, 5.00%, 11/15/32 ..............................................        22,875,000          22,996,695
       Series A, FGIC Insured, 5.00%, 1/01/32 ................................................         1,970,000           1,977,959
       Series D, 5.00%, 11/15/31 .............................................................        48,955,000          49,616,382
       sub. bond, AMBAC Insured, 5.00%, 11/15/28 .............................................        15,000,000          15,292,950
    TSASC Inc. New York Revenue, Tobacco Flexible Amortization Bonds, Series 1,
       Pre-Refunded, 6.25%,
       7/15/27 ...............................................................................        35,000,000          35,588,350
       7/15/34 ...............................................................................        40,000,000          40,672,400
    United Nations Development Corp. Revenue, senior lien, Refunding, Series A, 5.25%,
       7/01/23 ...............................................................................         2,500,000           2,499,900
       7/01/25 ...............................................................................         2,000,000           1,999,900
    Utica IDA Civic Facility Revenue, Munson-Williams-Proctor Institute Project,
       5.40%, 7/15/30 ........................................................................         1,000,000           1,011,350
       Series A, 5.50%, 7/15/29 ..............................................................         5,170,000           5,229,300
       Series A, Pre-Refunded, 5.50%, 7/15/29 ................................................         4,745,000           4,868,323
    Warren and Washington IDA Civic Facility Revenue, Series A, FSA Insured, 5.00%,
       12/01/27 ..............................................................................         8,115,000           8,304,972
    Westchester Tobacco Asset Securitization Corp. Revenue,
       Capital Appreciation, Pre-Refunded, 6.75%, 7/15/29 ....................................        15,000,000          16,204,050
       Refunding, 5.00%, 6/01/26 .............................................................         2,000,000           1,507,560
       Refunding, 5.125%, 6/01/38 ............................................................         7,000,000           4,934,860
    Yonkers GO,
       Refunding, Series B, MBIA Insured, 5.00%, 8/01/30 .....................................         7,710,000           6,511,789
       Refunding, Series B, MBIA Insured, 5.00%, 8/01/35 .....................................        17,130,000          13,806,266
       Series A, AMBAC Insured, 5.00%, 9/01/31 ...............................................        12,490,000          10,415,661
                                                                                                                   -----------------
                                                                                                                       5,235,362,527
                                                                                                                   -----------------
    U.S. TERRITORIES 2.6%
    PUERTO RICO 2.5%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/38 ........................................................................        15,600,000          15,514,044
    Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series A, 5.00%, 7/01/20 ...............................        11,540,000          11,102,519
       Public Improvement, Refunding, Series A, 5.125%, 7/01/24 ..............................        17,580,000          16,204,189
       Public Improvement, Refunding, Series A, MBIA Insured, 5.50%, 7/01/20 .................        17,810,000          17,867,704
       Refunding, Series C, Sub Series C-7, MBIA Insured, 6.00%, 7/01/27 .....................        10,500,000          10,705,380


                               Annual Report | 33

Franklin New York Tax-Free Income Fund

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT             VALUE
                                                                                                 ---------------   -----------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Series Y, Pre-Refunded,
       5.00%, 7/01/36 ........................................................................   $     4,000,000   $       4,707,360
       5.50%, 7/01/36 ........................................................................        10,000,000          12,093,500
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding,
       Series A, 5.00%, 7/01/38 ..............................................................           575,000             475,508
       Series N, MBIA Insured, 5.25%, 7/01/32 ................................................        24,225,000          21,419,260
    Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33 ............        32,250,000          30,725,220
                                                                                                                   -----------------
                                                                                                                         140,814,684
                                                                                                                   -----------------
    VIRGIN ISLANDS 0.1%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding,
       Series A,
       5.50%,
       10/01/15 ..............................................................................         2,500,000           2,439,325
       10/01/18 ..............................................................................         2,500,000           2,453,375
                                                                                                                   -----------------
                                                                                                                           4,892,700
                                                                                                                   -----------------
    TOTAL U.S. TERRITORIES ...................................................................                           145,707,384
                                                                                                                   -----------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $5,308,259,854) .................................................................                         5,381,069,911
                                                                                                                   -----------------
    SHORT TERM INVESTMENTS 2.8%
    MUNICIPAL BONDS 2.8%
    NEW YORK 2.8%
(b) New York City GO,
       Series A, Sub Series A-8, Daily VRDN and Put, 0.15%, 8/01/18 ..........................         5,785,000           5,785,000
       Series E, Sub Series E-2, Daily VRDN and Put, 0.20%, 8/01/34 ..........................        16,100,000          16,100,000
       Series E, Sub Series E-5, Daily VRDN and Put, 0.25%, 8/01/17 ..........................         1,700,000           1,700,000
(b) New York City IDAR, Liberty, One Bryant Park LLC, Series B, Daily VRDN and Put,
       0.28%, 11/01/39 .......................................................................        90,250,000          90,250,000
(b) New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Refunding, Series B, Sub Series B-3, Daily VRDN and Put, 0.20%, 6/15/25 ...............        21,300,000          21,300,000
       Second General Resolution, Refunding, Series CC, Sub Series CC-1, Daily VRDN and
          Put, 0.20%, 6/15/38 ................................................................         4,125,000           4,125,000
(b) New York State Local Government Assistance Corp. Revenue, Series G, Weekly VRDN and
    Put, 0.15%, 4/01/25 ......................................................................         1,500,000           1,500,000
(b) Syracuse IDA Civic Facility Revenue, Syracuse University Project, Series A-2, Daily
    VRDN and Put, 0.15%, 12/01/37 ............................................................        15,700,000          15,700,000
                                                                                                                   -----------------
    TOTAL SHORT TERM INVESTMENTS (COST $156,460,000) .........................................                           156,460,000
                                                                                                                   -----------------
    TOTAL INVESTMENTS (COST $5,464,719,854) 99.2% ............................................                         5,537,529,911
                                                                                                                   -----------------
    OTHER ASSETS, LESS LIABILITIES 0.8% ......................................................                            44,254,248
                                                                                                                   -----------------
    NET ASSETS 100.0% ........................................................................                     $   5,581,784,159
                                                                                                                   =================

See Abbreviations on page 46.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Franklin New York Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2009

Assets:
   Investments in securities:
      Cost ...................................................   $5,464,719,854
                                                                 --------------
      Value ..................................................   $5,537,529,911
   Cash ......................................................            2,600
   Receivables:
      Capital shares sold ....................................       17,025,745
      Interest ...............................................       74,904,280
   Other assets ..............................................            8,216
                                                                 --------------
         Total assets ........................................    5,629,470,752
                                                                 --------------
Liabilities:
   Payables:
      Investment securities purchased ........................       36,495,829
      Capital shares redeemed ................................        7,794,819
      Affiliates .............................................        3,018,031
   Accrued expenses and other liabilities ....................          377,914
                                                                 --------------
         Total liabilities ...................................       47,686,593
                                                                 --------------
            Net assets, at value .............................   $5,581,784,159
                                                                 ==============
Net assets consist of:
   Paid-in capital ...........................................   $5,511,679,211
   Undistributed net investment income .......................        4,243,302
   Net unrealized appreciation (depreciation) ................       72,810,057
   Accumulated net realized gain (loss) ......................       (6,948,411)
                                                                 --------------
            Net assets, at value .............................   $5,581,784,159
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Franklin New York Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
May 31, 2009

CLASS A:
   Net assets, at value ......................................   $4,831,851,126
                                                                 ==============
   Shares outstanding ........................................      425,994,207
                                                                 ==============
   Net asset value per share(a) ..............................   $        11.34
                                                                 ==============
   Maximum offering price per share (net asset value per
      share / 95.75%) ........................................   $        11.84
                                                                 ==============
CLASS B:
   Net assets, at value ......................................   $  112,000,841
                                                                 ==============
   Shares outstanding ........................................        9,897,520
                                                                 ==============
   Net asset value and maximum offering price per share(a) ...   $        11.32
                                                                 ==============
CLASS C:
   Net assets, at value ......................................   $  535,897,896
                                                                 ==============
   Shares outstanding ........................................       47,289,419
                                                                 ==============
   Net asset value and maximum offering price per share(a) ...   $        11.33
                                                                 ==============
ADVISOR CLASS:
   Net assets, at value ......................................   $  102,034,296
                                                                 ==============
   Shares outstanding ........................................        8,993,282
                                                                 ==============
   Net asset value and maximum offering price per share ......   $        11.35
                                                                 ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               36 | Annual Report

Franklin New York Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the year ended May 31, 2009

Investment income:
   Interest ..................................................   $ 273,219,372
                                                                 -------------
Expenses:
   Management fees (Note 3a) .................................      24,272,411
   Distribution fees: (Note 3c)
      Class A ................................................       4,058,511
      Class B ................................................         830,221
      Class C ................................................       2,953,400
   Transfer agent fees (Note 3e) .............................       1,973,770
   Custodian fees ............................................          71,626
   Reports to shareholders ...................................         147,101
   Registration and filing fees ..............................          64,734
   Professional fees .........................................         130,469
   Trustees' fees and expenses ...............................         122,171
   Other .....................................................         258,895
                                                                 -------------
         Total expenses ......................................      34,883,309
                                                                 -------------
            Net investment income ............................     238,336,063
                                                                 -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .................       3,604,211
   Net change in unrealized appreciation (depreciation)
      on investments .........................................    (113,017,831)
                                                                 -------------
Net realized and unrealized gain (loss) ......................    (109,413,620)
                                                                 -------------
Net increase (decrease) in net assets resulting from
   operations ................................................   $ 128,922,443
                                                                 =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 37

Franklin New York Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED MAY 31,
                                                                 -------------------------------
                                                                      2009             2008
                                                                 --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................   $  238,336,063   $  217,888,750
      Net realized gain (loss) from investments ..............        3,604,211       18,145,459
      Net change in unrealized appreciation (depreciation) on
         investments .........................................     (113,017,831)     (47,540,584)
                                                                 --------------   --------------
            Net increase (decrease) in net assets resulting
               from operations ...............................      128,922,443      188,493,625
                                                                 --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................     (211,229,061)    (195,176,437)
         Class B .............................................       (5,157,857)      (6,168,210)
         Class C .............................................      (18,003,571)     (11,660,255)
         Advisor Class .......................................       (4,347,694)      (3,302,009)
      Net realized gains:
         Class A .............................................      (21,100,747)      (7,349,513)
         Class B .............................................         (582,711)        (263,561)
         Class C .............................................       (2,081,118)        (492,039)
         Advisor Class .......................................         (460,466)        (130,825)
                                                                 --------------   --------------
   Total distributions to shareholders .......................     (262,963,225)    (224,542,849)
                                                                 --------------   --------------
   Capital share transactions: (Note 2)
         Class A .............................................      247,185,529      321,465,203
         Class B .............................................      (32,427,944)     (28,188,527)
         Class C .............................................      148,126,368      127,486,104
         Advisor Class .......................................       19,941,580       23,904,307
                                                                 --------------   --------------
   Total capital share transactions ..........................      382,825,533      444,667,087
                                                                 --------------   --------------
   Redemption fees ...........................................            9,007           19,303
                                                                 --------------   --------------
            Net increase (decrease) in net assets ............      248,793,758      408,637,166
Net assets:
   Beginning of year .........................................    5,332,990,401    4,924,353,235
                                                                 --------------   --------------
   End of year ...............................................   $5,581,784,159   $5,332,990,401
                                                                 ==============   ==============
Undistributed net investment income included in net assets:
   End of year ...............................................   $    4,243,302   $    5,201,749
                                                                 ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               38 | Annual Report

Franklin New York Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin New York Tax-Free Income Fund
(Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Fund may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               Annual Report | 39

Franklin New York Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of May 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                                40| Annual Report

Franklin New York Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                             YEAR ENDED MAY 31,
                                      ------------------------------------------------------------
                                                     2009                           2008
                                      -----------------------------   ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      ------------   --------------   ------------   -------------
CLASS A SHARES:
   Shares sold ....................    72,833,499    $ 811,336,906     58,856,521    $ 682,397,923
   Shares issued in reinvestment of
     distributions ................    13,025,932      143,664,727     10,633,120      122,985,376
   Shares redeemed ................   (64,888,450)    (707,816,104)   (41,771,078)    (483,918,096)
                                      -----------    -------------    -----------    -------------
   Net increase (decrease) ........    20,970,981    $ 247,185,529     27,718,563    $ 321,465,203
                                      ===========    =============    ===========    =============
CLASS B SHARES:
   Shares sold ....................       297,363    $   3,295,800        122,616    $   1,419,799
   Shares issued in reinvestment of
     distributions ................       350,106        3,854,036        368,441        4,255,547
   Shares redeemed ................    (3,590,154)     (39,577,780)    (2,925,420)     (33,863,873)
                                      -----------    -------------    -----------    -------------
   Net increase (decrease) ........    (2,942,685)   $ (32,427,944)    (2,434,363)   $ (28,188,527)
                                      ===========    =============    ===========    =============


                               Annual Report | 41

Franklin New York Tax-Free Income Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                          YEAR ENDED MAY 31,
                                      ---------------------------------------------------------
                                                2009                          2008
                                      ---------------------------   ---------------------------
                                         SHARES        AMOUNT         SHARES         AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS C SHARES:
   Shares sold ....................   20,598,895    $231,064,373    14,292,971    $165,598,420
   Shares issued in reinvestment of
     distributions ................    1,274,313      14,029,190       723,971       8,366,947
   Shares redeemed ................   (8,937,983)    (96,967,195)   (4,011,594)    (46,479,263)
                                      ----------    ------------    ----------    ------------
   Net increase (decrease) ........   12,935,225    $148,126,368    11,005,348    $127,486,104
                                      ==========    ============    ==========    ============
ADVISOR CLASS SHARES:

   Shares sold ....................    5,000,769    $ 55,643,726     5,068,423    $ 58,745,600
   Shares issued in reinvestment of
     distributions ................      230,784       2,531,998        77,923         900,288
   Shares redeemed ................   (3,540,156)    (38,234,144)   (3,105,808)    (35,741,581)
                                      ----------    ------------    ----------    ------------
   Net increase (decrease) ........    1,691,397    $ 19,941,580     2,040,538    $ 23,904,307
                                      ==========    ============    ==========    ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $ 12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $ 17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


                                42| Annual Report

Franklin New York Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...................   0.10%
Class B ...................   0.65%
Class C ...................   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $1,424,118
Contingent deferred sales charges retained ......   $  450,348

E. TRANSFER AGENT FEES

For the year ended May 31, 2009, the Fund paid transfer agent fees of $1,973,770, of which $1,287,200 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2009, the Fund deferred realized capital losses of $5,579,906.

The tax character of distributions paid during the years ended May 31, 2009 and 2008, was as follows:

                                        2009           2008
                                    ------------   ------------
Distributions paid from:
   Tax-exempt income ............   $238,738,183   $216,306,911
   Long term capital gain .......     24,225,042      8,235,938
                                    ------------   ------------
                                    $262,963,225   $224,542,849
                                    ============   ============


                               Annual Report | 43

Franklin New York Tax-Free Income Fund

4. INCOME TAXES (CONTINUED)

At May 31, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..................................   $5,464,328,271
                                                         ==============
Unrealized appreciation ..............................   $  167,668,297
Unrealized depreciation ..............................      (94,466,657)
                                                         --------------
Net unrealized appreciation (depreciation) ...........   $   73,201,640
                                                         ==============
Undistributed tax exempt income ......................   $    2,470,906
Undistributed long term capital gains ................           12,307
                                                         --------------
Distributable earnings ...............................   $    2,483,213
                                                         ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2009, aggregated $1,101,466,085 and $678,375,434, respectively.

6. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories.

7. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                                44| Annual Report

Franklin New York Tax-Free Income Fund

7. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $4,563 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended May 31, 2009, the Fund did not utilize the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on June 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At May 31, 2009, all of the Fund's investments in securities carried at fair value were in Level 2 inputs.


                               Annual Report | 45

Franklin New York Tax-Free Income Fund

9. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Trust believes applying FSP FAS 157-4 will not have a material impact on its financial statements.

In May 2009, FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

AMBAC   - American Municipal Bond Assurance Corp.
BHAC    - Berkshire Hathaway Assurance Corp.
COP     - Certificate of Participation
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Co.
FHA     - Federal Housing Authority/Agency
FSA     - Financial Security Assurance Inc.
GO      - General Obligation
HFA     - Housing Finance Authority/Agency
HFAR    - Housing Finance Authority Revenue
IDA     - Industrial Development Authority/Agency
IDAR    - Industrial Development Authority Revenue
MBIA    - Municipal Bond Investors Assurance Corp. (effective February 18, 2009,
          MBIA spun-off and established National Public Financial Guarantee Corp. as a subsidiary under MBIA)
MFM     - Multi-Family Mortgage
MTA     - Metropolitan Transit Authority
PCR     - Pollution Control Revenue
PFAR    - Public Financing Authority Revenue
XLCA    - XL Capital Assurance


                               46 | Annual Report

Franklin New York Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN NEW YORK TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin New York Tax-Free Income Fund (the "Fund") at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
July 17, 2009


                               Annual Report | 47

Franklin New York Tax-Free Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $24,225,042 as a long term capital gain dividend for the fiscal year ended May 31, 2009.

Under Section 852(b)(5)(A) of the Code, the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2009. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2010, shareholders will be notified of amounts for use in preparing their 2009 income tax returns.


                               48 | Annual Report

Franklin New York Tax-Free Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------               --------------   ------------------   -----------------------   ----------------------------------
HARRIS J. ASHTON (1932)           Trustee          Since 1982           134                       Bar-S Foods (meat packing
One Franklin Parkway                                                                              company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)          Trustee          Since 2007           111                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                   Trustee          Since 2007           111                       Chevron Corporation (global energy
One Franklin Parkway                                                                              company) and ICO Global
San Mateo, CA 94403-1906                                                                          Communications (Holdings) Limited
                                                                                                  (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)           Trustee          Since 1998           134                       Hess Corporation (exploration and
One Franklin Parkway                                                                              refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                          Heinz Company (processed foods and
                                                                                                  allied products), RTI
                                                                                                  International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 49

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------               --------------   ------------------   -----------------------   ----------------------------------
FRANK W.T. LAHAYE (1929)          Trustee          Since 2007           111                       Center for Creative Land Recycling
One Franklin Parkway                                                                              (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)             Trustee          Since 2006           134                       Hess Corporation (exploration and
One Franklin Parkway                                                                              refining of oil and gas) and
San Mateo, CA 94403-1906                                                                          Sentient Jet (private jet
                                                                                                  service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)          Trustee          Since 2007           142                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)             Lead             Trustee since        111                       None
One Franklin Parkway              Independent      2007 and Lead
San Mateo, CA 94403-1906          Trustee          Independent
                                                   Trustee since
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).


                               50 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------               --------------   ------------------   -----------------------   ----------------------------------
**CHARLES B. JOHNSON (1933)       Trustee,         Trustee since        134                       None
One Franklin Parkway              President,       1982, President
                                  Chief            since 1983 and
San Mateo, CA 94403-1906          Investment       Chief Executive
                                  Officer -        Officer -
                                  Investment       Investment
                                  Management       Management since
                                  and Chairman     2002 and
                                  of the Board     Chairman of the
                                                   Board since 2007

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940)   Trustee and      Since 1983           51                        None
One Franklin Parkway              Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

SHEILA AMOROSO (1959)             Vice President   Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

RAFAEL R. COSTAS, JR. (1965)      Vice President   Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)             Chief            Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway              Compliance       Officer since 2004
San Mateo, CA 94403-1906          Officer and      and Vice President
                                  Vice President   - AML Compliance
                                  - AML            since 2006
                                  Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).


                               Annual Report | 51

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------               --------------   ------------------   -----------------------   ----------------------------------
LAURA F. FERGERSON (1962)         Chief            Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway              Executive
San Mateo, CA 94403-1906          Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)              Treasurer,       Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway              Chief
San Mateo, CA 94403-1906          Financial
                                  Officer and
                                  Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

EDWARD L. GEARY (1962)            Vice President   Since March 2009     Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

ALIYA S. GORDON (1973)            Vice President   Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)              Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President   Since 2006           Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in Franklin
Templeton Investments.


                                52| Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------               --------------   ------------------   -----------------------   ----------------------------------
CRAIG S. TYLE (1960)              Vice President   Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

THOMAS WALSH (1961)               Vice President   Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 53

Franklin New York Tax-Free Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                               54 | Annual Report

Franklin New York Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given to the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during


                               Annual Report | 55

Franklin New York Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2008, as well as the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report showed the Fund's 2008 income return to be in the second-highest quintile of its Lipper performance universe, and its 2008 total return to be in the highest quintile of such universe. The Lipper report showed that both the Fund's income return and its total return for each of the previous three-, five- and 10-year periods on an annualized basis were in the highest quintile of the Lipper performance universe. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was the second least expensive in its Lipper expense group, and that its actual total expense rate was the least expensive in such expense group. The Board was satisfied with the expenses of the Fund in comparison to its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board


                               56 | Annual Report

Franklin New York Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; 0.42% on the next


                               Annual Report | 57

Franklin New York Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

$2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund's net assets were approximately $5.1 billion at December 31, 2008, and the Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               58 | Annual Report

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09

                                                   Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)                   One Franklin Parkway
                                                        San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN NEW YORK
TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

115 A2009 07/09

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $49,561 for the fiscal year ended May 31, 2009 and $48,567 for the fiscal year ended May 31, 2008.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,311 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $282,766 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $290,077 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS.                N/A


ITEM 7. DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.                 N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                           N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY  CLOSED-END  MANAGEMENT  INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.               N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By /s/LAURA F. FERGERSON
   --------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  July 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   --------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  July 27, 2009


By /s/GASTON GARDEY
   ---------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  July 27, 2009